UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program, Inc.
(Exact name of Registrant as specified in charter)

Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA	19428
(Address of chief executive offices)	(Zip code)

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program, Inc.

Four Tower Bridge, 200 Barr Harbor Drive, Suite 100

West Conshohocken, PA 19428

with a copy to:

Bruce G. Leto

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000
Date of fiscal year end:	12/31/2012
Date of reporting period:	1/1/2012 – 12/31/2012

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/2012 through 12/31/2012 is filed herewith)

TIFF Investment Program, Inc. 2012 Annual Report
December 31, 2012

About TIFF

The Investment Fund for Foundations (TIFF) was founded in 1991 by a nationwide network of foundations. Its mission is to seek to improve the investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program, Inc. (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2012. Additional information regarding the performance of the mutual funds described herein has been provided to members via the TIFF Multi-Asset Fund quarterly reports and at www.tiff.org for STF reporting.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 25, 2013

Copyright 2013 •   All rights reserved •   This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund	December 31, 2012

Portfolio Management Review (unaudited)

Performance Review

TIFF Multi-Asset Fund (MAF) followed the equity and fixed income markets higher in 2012 as “risk-on” was the dominating theme throughout most of the year. MAF’s return of 14.00% for the calendar year ending 12/31/2012 before the deduction of entry and exit fees was significantly higher than the fund’s primary benchmark, CPI +5%, which increased by 6.82% during the year. For complete, annualized performance data, please see the table on page 4.

The fund also outperformed its secondary benchmark, the MAF Constructed Index (CI) and a 65/35 mix (65% MSCI All Country World Index, 35% Barclays US Aggregate Bond Index), which gained 11.46% and 12.08%, respectively, for the year. The strong relative performance was generated by the fund’s external money managers. The fund’s separate account and acquired fund managers collectively added 3.8% to fund performance by outperforming their respective benchmarks. Most of this added value came from long only equity selection, while MAF also had significant contributions from its Real Estate Investment Trusts (REITs) and securitized bond positions (a securitized bond is one whose interest and principal payments are backed by the cash flows from a portfolio or pool of assets). Conversely, TIFF Advisory Services’ (TAS) asset allocation decisions, both strategic and tactical, dragged on returns. Strategically, the lower allocation to equities in the CI (51% vs. 65%) in a year when global equities outperformed most other asset classes was the main reason behind the CI ’s underperformance relative to the 65/35 mix. Tactically, TAS’s decision to underweight TIPS in favor of Treasury bills cost MAF a few percentage points on the year, as did the preference for developed market stocks over emerging market ones.

Q1 returns in the equities market were a dramatic change from the stagnant returns witnessed in 2011. As investors became more comfortable that the crisis in Europe had been averted, at least for the time being, risk assets took off. MAF’s gains during the quarter were driven primarily by global equity markets, which returned in the double digits, led by a 14.1% return for the MSCI Emerging Markets Index. Unfortunately, MAF’s slightly defensive positioning to start the year meant the fund held less exposure to the equity markets than the norms implied by the CI, producing a modest drag to performance. Like the global markets, MAF’s external managers also got off to a hot start, adding approximately 1% of excess returns to the fund’s performance, more than overcoming the asset allocation drag. The allocations made at the beginning of Q1 to new separate account mandates executed by Lansdowne Partners (long-only global equity) and OVS Capital Management (long/short European equity) also contributed to excess returns during the quarter. At the end of Q1, the fund was up 7.67% before the deduction of entry and exit fees, outpacing the CI by 0.52% which returned 7.15% for the quarter.

MAF carried its slightly defensive positioning over into Q2 with an underweight to total return assets (-2% relative to the CI), comprised of underweights to emerging market equities (-2%), and high yield debt (-4%), partially offset by an overweight to developed equities (+3%). The defensive positioning helped the fund as equities, specifically in non-US markets, retracted a majority of the gains experienced in Q1. During the second quarter, MAF made additional allocations to existing global equity managers (Mondrian Investment Partners, Lansdowne Partners) while launching a new account with one of MAF’s longest-tenured managers (Smith Breeden Associates). The new actively managed strategy has the flexibility to invest in mispriced securities such as securitized bond positions. TAS believes this is an opportunity for MAF to gain exposure to an asset class and strategy with attractive risk return dynamics given current market yields. This allocation pushed high yield exposure from 2% at the beginning of the quarter to 4% at quarter end.

On the heels of the extension of “operation twist” by the Federal Reserve in late June, equity, credit, and commodity markets reversed course again in Q3, producing positive returns across most markets. MAF followed suit, returning 5.01% for the quarter before the deduction of entry and exit fees, outperforming the CI’s 4.67% return by 0.34%. As was the case in the previous quarters, the fund’s excess returns were due to active management decisions by MAF’s external managers. In the quarter, TAS reduced the fund’s allocation to Marathon Asset Management, at the time MAF’s largest external manager, in anticipation of Jeremy Hosking’s upcoming retirement. (Jeremy, one of three founding partners at the firm, retired in December 2012.) Also during Q3, TAS allocated additional capital to Brookfield Asset Management as a way to increase exposure to one of MAF’s best performing separate account managers. As high yield corporate spreads

TIFF Multi-Asset Fund	December 31, 2012

continued to tighten, MAF also reduced its exposure to high yielding corporate credit by shrinking its allocation to Wellington Management’s high yield mandate.

A late December rally pushed many equity markets into positive territory in Q4. Along with equities, the US REIT market continued its upward trajectory as the yields investors demanded from the asset class continued to decline. The most noteworthy change to MAF’s exposures during 4Q 2012 was TAS’s decision to hedge Treasury Inflation-Protected Securities (TIPS) (having a total market value equal to 5% of MAF’s assets) with short positions in nominal Treasury bonds. A holding in TIPS combined with a short position in nominal Treasuries with similar maturities can act as a hedge against changes in real interest rates and limit exposure to the difference between future inflation and the expectations of future inflation priced into nominal bonds. TAS is concerned that real interest rates may rise more quickly or to higher levels than current market pricing implies. The hedge described above is one step toward positioning MAF’s capital in an attempt to protect against this possible outcome.

MAF began 2013 by increasing its allocation to a fund managed by Farallon Capital Management and redeeming fully from a fund managed by Maverick Capital. The fund’s portfolio started the year with asset segment weights tilted away from corporate high yield and US TIPS, with an overweight to other hedging assets. As corporate yields contracted in 2012, TAS further reduced MAF’s exposure to high yield bonds in early February 2013. The majority of that capital was reallocated into passively indexed non-US equities, which TAS thinks may offer a better risk/reward trade-off.

Strategy Overview

The fund seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds ination plus 5% per annum by employing a globally diversied portfolio. Such diversication is designed to constitute a hedge against catastrophic losses during times when the fund’s main engine of growth — its total return segment — may be misring. MAF’s asset mix is designed not to outperform the best-performing asset class in any given year but rather to produce satisfactory real returns over time periods appropriate to perpetual life charities. The fund rebalances segment weights in a manner designed to exploit capital markets’ mean-reverting tendencies while being cognizant of trading costs. MAF generally maintains its desired alignment of exposures versus the CI by deploying equity futures, currency futures, Treasury futures, and swaps as needed. On occasion, the fund has used options as a hedging device when pricing is deemed attractive.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Multi-Asset Fund	December 31, 2012

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF’s website at www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, below investment grade bonds, and REITs; and engages in short-selling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” Investors should be aware of the risks involved with investing in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/12

	Calendar Year 2012	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	14.00%	8.24%	3.86%	9.99%	8.23%	307.42%
After Deduction of Entry/Exit Fees	12.89%	7.89%	3.66%	9.89%	8.17%	303.36%
MSCI ACW Index*	16.13%	6.63%	(1.16)%	8.11%	6.28%	194.70%
CPI + 5% per annum**	6.82%	7.16%	6.88%	7.52%	7.48%	259.92%
MAF Constructed Index***	11.46%	7.01%	2.15%	8.06%	7.61%	267.45%

MAF’s annualized expense ratio for calendar year 2011 was 1.16% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). Expense ratios reflect fund expenses for the year ended December 31, 2011, and are expected to vary over time. Data are expressed as a percentage of average net assets. The Annualized Expense Ratio has been restated here and in the prospectus to show an estimate of what the fund’s expenses would have been in 2011 had the fee schedule in the new Advisory Agreement approved by MAF members on May 23, 2011, and the new Money Manager Agreements entered into as of January 1, 2012, been in effect during all of 2011. The expense ratios will differ for 2012.

Commencement of operations was March 31, 1995.  The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) IndexSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACW Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. Please note that this index is 100% stocks whereas MAF normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI ACW Index is presented as a benchmark for the fund solely to comply with SEC regulations. One cannot invest directly in an index.
**	The CPI (Consumer Price Index — All Urban Consumers) is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for MAF because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most MAF members are subject.
***	At December 31, 2012, the Constructed Index comprised segment benchmarks at the following weights: 51% blended global stocks index; 6% Barclays US High Yield 2% Issuer Capped Bond Index; 5% Dow Jones-UBS Commodity Index Total Return; 5% MSCI US REIT Index; 20% Barclays US Government Inflation-Linked Bond Index; and 13% BofA Merrill Lynch US 6-Month Treasury Bill Index. The composition of the Constructed Index is scheduled to change on April 1, 2013. See www.tiff.org for more information. Performance of the Constructed Index generated after June 30, 2009, is reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflects an estimate of the costs of investing in the Constructed Index's segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies with active portfolio management. (One

TIFF Multi-Asset Fund	December 31, 2012
cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The allocations, segment weights, and segment benchmarks of the Constructed Index have varied over time and the performance presented for the Constructed Index reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. The blended global stocks index is calculated by TAS and comprised of the MSCI World Index (W) and the MSCI Emerging Markets Index (EM), weighted as follows: EM is 1.5 times the percentage weight of emerging markets in the MSCI ACW Index; W weight is 100% minus EM weight.
Performance of a $1,000,000 Investment (Unaudited)	Ten year period ended 12/31/12

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Barclays US Aggregate Bond Index.  The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.

Barclays US Government Inflation-Linked Bond Index.  The Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining to maturity on the index rebalancing date (the last calendar day of each month) and total outstanding issue size of $500 million or more. Bonds must be capital-indexed and linked to an eligible inflation index. The bonds are denominated in US dollars and pay coupon and principal in US dollars. The notional coupon of a bond must be fixed or zero and the bond must settle on or before the monthly rebalancing date to be eligible for the index.

Barclays US High Yield 2% Issuer Capped Bond Index.  The Barclays US High Yield 2% Issuer Capped Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. To be eligible for this index, bonds must also have at least one year to final maturity and at least $150 million outstanding par value. This index limits issuer exposures to 2% of the total market value of the index, and any excess market value is redistributed to the issuers below the cap on a pro rata basis. The index is rebalanced monthly.

BofA Merrill Lynch US 6-Month Treasury Bill Index.  The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Dow Jones-UBS Commodity Index Total Return.  The Dow Jones-UBS Commodity Index Total Return comprises futures contracts on 19 exchange-traded physical commodities. The index is calculated on a total return basis and reflects the return on fully collateralized futures positions. Futures contracts are rolled prior to maturity. The index’s composition is based on contract liquidity and dollar-adjusted historical commodity production volumes adjusted as needed to limit exposure to any single commodity at an annual rebalancing date to a maximum of 15% and a minimum of 2% of the index. Moreover, no related group of commodities (e.g., energy, precious metals, industrial metals, livestock, or agriculture) may constitute more than one-third of the index’s weight at annual rebalancing dates.

MSCI Emerging Markets Index The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The index returns include reinvested dividends, net of foreign withholding taxes.

MSCI US REIT Index.  The MSCI US REIT Index is a free float-adjusted market capitalization weighted index comprising investable equity real estate investment trusts (REITs), other than certain specialty equity REITs, and is designed to be a measure of real estate equity performance.

MSCI World Index.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index returns include reinvested dividends, net of foreign withholding taxes.

TIFF Multi-Asset Fund	December 31, 2012

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense**			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expense Paid During the Period* 7/1/12 – 12/31/12	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expense Paid During the Period* 7/1/12 – 12/31/12
1) Actual	$1,000.00	$1,076.40	$5.17	$1,000.00	$1,076.40	$4.54
2) Hypothetical	$1,000.00	$1,020.16	$5.03	$1,000.00	$1,020.76	$4.42
*	Expenses are equal to the fund’s annualized expense ratio of 0.99% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.87%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds' total return.
**	Interest expense is interest on reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

TIFF Multi-Asset Fund	December 31, 2012

Financial Highlights

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
For a share outstanding throughout each period
Net asset value, beginning of year	$14.54	$15.55	$14.39	$11.70	$16.65
Income (loss) from investment operations
Net investment income (a)	0.17	0.26	0.19	0.18	0.40
Net realized and unrealized gain (loss) on investments	1.84	(0.54)	1.67	3.10	(4.68)
Total from investment operations	2.01	(0.28)	1.86	3.28	(4.28)
Less distributions from
Net investment income	(0.30)	(0.07)	(0.70)	(0.61)	(0.37)
Net realized gains	(0.47)	(0.54)	(0.01)	—	(0.05)
Return of capital	—	(0.13)	—	—	(0.28)
Total distributions	(0.77)	(0.74)	(0.71)	(0.61)	(0.70)
Entry/exit fee per share (a)	0.02	0.01	0.01	0.02	0.03
Net asset value, end of year	$15.80	$14.54	$15.55	$14.39	$11.70
Total return (b)	14.00%	(1.70)%	13.18%	28.75%	(25.98)%
Ratios/supplemental data
Net assets, end of year (000s)	$4,923,265	$4,164,070	$3,876,799	$3,060,722	$2,079,472
Ratio of expenses to average net assets (c)	0.94%	0.67%	0.81%	0.65%	0.53%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.81%	0.61%	0.76%	0.60%	0.44%
Ratio of net investment income to average net assets	1.07%	1.66%	1.28%	1.40%	2.71%
Portfolio turnover	54%	42%	48%	90%	112%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds' total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Investments — 98.2% of net assets
Common Stocks — 48.6%
US Common Stocks — 22.5%
Aerospace & Defense — 0.2%
Exelis, Inc.	488,900	$5,509,903
General Dynamics Corp.	5,200	360,204
Huntington Ingalls Industries, Inc.	692	29,991
Lockheed Martin Corp.	7,300	673,717
Northrop Grumman Corp.	28,740	1,942,249
Raytheon Co.	48,628	2,799,028
		11,315,092
Air Freight & Logistics — 0.3%
Expeditors International of Washington, Inc.	17,102	676,384
FedEx Corp.	100,000	9,172,000
United Parcel Service, Inc. (UPS), Class B	61,800	4,556,514
		14,404,898
Airlines — 0.5%
Delta Air Lines, Inc. (a)	2,006,206	23,813,665
US Airways Group, Inc. (a)	100,186	1,352,511
		25,166,176
Automobiles — 0.1%
Ford Motor Co.	278,700	3,609,165
General Motors Co. (a)	16,400	472,812
		4,081,977
Beverages — 0.3%
Coca-Cola Co. (The)	364,748	13,222,115
Biotechnology — 0.1%
Amgen, Inc.	17,700	1,527,864
Biogen Idec, Inc. (a)	8,900	1,305,363
Celgene Corp. (a)	10,100	795,072
		3,628,299
Capital Markets — 0.5%
Ameriprise Financial, Inc.	1,702	106,597
Bank of New York Mellon Corp. (The)	160,300	4,119,710
Federated Investors, Inc., Class B	182,805	3,698,145
Goldman Sachs Group, Inc. (The)	13,600	1,734,816
Legg Mason, Inc.	129,046	3,319,063
Northern Trust Corp.	143,900	7,218,024
TD Ameritrade Holding Corp.	359,242	6,038,858
		26,235,213
Chemicals — 0.5%
Air Products & Chemicals, Inc.	58,300	4,898,366
Calgon Carbon Corp. (a)	346,100	4,907,698
CF Industries Holdings, Inc.	5,900	1,198,644
Eastman Chemical Co.	7,500	510,375
Georgia Gulf Corp.	115,500	4,767,840
Monsanto Co.	29,872	2,827,385
Mosaic Co. (The)	36,900	2,089,647
Scotts Miracle-Gro Co. (The), Class A	39,080	1,721,474
Sherwin-Williams Co. (The)	4,372	672,501
		23,593,930

	Number of Shares	Value
Commercial Banks — 0.9%
CIT Group, Inc. (a)	49,678	$1,919,558
Fifth Third Bancorp	75,500	1,146,845
First Republic Bank	2,869	94,046
Huntington Bancshares Inc.	504,157	3,221,563
KeyCorp	152,100	1,280,682
M&T Bank Corp.	14,796	1,456,962
Regions Financial Corp.	318,900	2,270,568
Synovus Financial Corp.	220,500	540,225
Wells Fargo & Co.	907,919	31,032,671
Zions Bancorporation	9,845	210,683
		43,173,803
Commercial Services & Supplies — 0.4%
ADT Corp. (The)	4,050	188,284
Iron Mountain, Inc.	329,734	10,238,241
KAR Auction Services, Inc.	249,132	5,042,432
Pitney Bowes, Inc.	8,200	87,248
Viad Corp.	60,346	1,638,997
Waste Management, Inc.	143,100	4,828,194
		22,023,396
Communications Equipment — 0.0%
Cisco Systems, Inc.	63,900	1,255,635
Motorola Solutions, Inc.	19,600	1,091,328
		2,346,963
Computers & Peripherals — 0.4%
Apple, Inc.	15,800	8,421,874
Dell, Inc.	866,890	8,781,596
Hewlett-Packard Co.	14,968	213,294
Western Digital Corp.	26,300	1,117,487
		18,534,251
Construction & Engineering — 0.0%
Fluor Corp.	6,900	405,306
KBR, Inc.	60,700	1,816,144
		2,221,450
Construction Materials — 0.0%
Eagle Materials, Inc.	900	52,650
Consumer Finance — 0.1%
American Express Co.	63,182	3,631,701
Discover Financial Services	37,000	1,426,350
First Cash Financial Services, Inc. (a)	1,800	89,316
		5,147,367
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	40,600	849,352
Ascent Media Corp., Series A (a)	413	25,581
K12, Inc. (a)	25,516	521,547
Sotheby's	37,661	1,266,163
		2,662,643
Diversified Financial Services — 1.1%
Bank of America Corp.	1,193,039	13,839,253
Citigroup, Inc.	155,162	6,138,209
JPMorgan Chase & Co.	802,457	35,284,034
Moody's Corp.	13,023	655,317
		55,916,813

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	118,700	$4,001,377
Cincinnati Bell, Inc. (a)	22,195	121,629
Level 3 Communications, Inc. (a)	59,169	1,367,395
Verizon Communications, Inc.	48,100	2,081,287
		7,571,688
Electric Utilities — 0.1%
American Electric Power Co., Inc.	6,000	256,080
Edison International	91,700	4,143,923
Entergy Corp.	12,300	784,125
		5,184,128
Electrical Equipment — 0.1%
Babcock & Wilcox Co.	212,600	5,570,120
GrafTech International Ltd. (a)	164,600	1,545,594
		7,115,714
Electronic Equipment, Instruments & Components — 0.1%
Checkpoint Systems, Inc. (a)	341,400	3,666,636
Energy Equipment & Services — 0.4%
Baker Hughes, Inc.	42,887	1,751,505
Cameron International Corp. (a)	26,300	1,484,898
Dril-Quip, Inc. (a)	18,100	1,322,205
Halliburton Co.	3,500	121,415
National Oilwell Varco, Inc.	22,400	1,531,040
Patterson-UTI Energy, Inc.	109,300	2,036,259
Schlumberger Ltd.	50,900	3,526,861
Tidewater, Inc.	123,000	5,495,640
		17,269,823
Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	109,682	10,833,291
CVS Caremark Corp.	36,500	1,764,775
Kroger Co. (The)	158,190	4,116,104
Pricesmart, Inc.	2,669	205,646
SUPERVALU, Inc.	5,034	12,434
Sysco Corp.	192,400	6,091,384
Wal-Mart Stores, Inc.	75,400	5,144,542
Walgreen Co.	37,200	1,376,772
		29,544,948
Food Products — 0.5%
Archer-Daniels-Midland Co.	36,500	999,735
ConAgra Foods, Inc.	155,900	4,599,050
Dean Foods Co. (a)	28,500	470,535
H.J. Heinz Co.	44,100	2,543,688
Kraft Foods Group, Inc.	53,466	2,431,099
Mondelez International, Inc.	356,500	9,080,055
Ralcorp Holdings, Inc. (a)	28,300	2,537,095
		22,661,257
Health Care Equipment & Supplies — 0.1%
Baxter International, Inc.	90,200	6,012,732
Health Care Providers & Services — 0.9%
Aetna, Inc.	31,800	1,472,340
Brookdale Senior Living, Inc. (a)	708,928	17,950,057
Cardinal Health, Inc.	11,800	485,924
Health Management Associates, Inc., Class A (a)	54,178	504,939

	Number of Shares	Value
Humana, Inc.	18,600	$1,276,518
McKesson Corp.	14,700	1,425,312
PharMerica Corp. (a)	125,100	1,781,424
UnitedHealth Group, Inc.	140,700	7,631,568
VCA Antech, Inc. (a)	252,243	5,309,715
WellPoint, Inc.	146,062	8,898,097
		46,735,894
Hotels, Restaurants & Leisure — 0.5%
Las Vegas Sands Corp.	139,700	6,448,552
MGM Resorts International (a)	588,713	6,852,619
Vail Resorts, Inc.	41,387	2,238,623
Wyndham Worldwide Corp.	22,900	1,218,509
Yum! Brands, Inc.	92,590	6,147,976
		22,906,279
Household Durables — 0.7%
American Greetings Corp., Class A	84,444	1,426,259
Beazer Homes USA, Inc. (a)	857,425	14,481,908
Cavco Industries, Inc. (a)	2,704	135,146
KB Home	23,209	366,702
Mohawk Industries, Inc. (a)	1,207	109,198
PulteGroup, Inc. (a)	152,858	2,775,901
Standard Pacific Corp. (a)	28,533	209,718
Toll Brothers, Inc. (a)	360,700	11,661,431
Whirlpool Corp.	10,000	1,017,500
		32,183,763
Household Products — 0.5%
Colgate-Palmolive Co.	167,983	17,560,943
Kimberly-Clark Corp.	13,600	1,148,248
Procter & Gamble Co. (The)	104,300	7,080,927
		25,790,118
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The)	51,500	551,050
Industrial Conglomerates — 0.2%
3M Co.	40,200	3,732,570
General Electric Co.	381,800	8,013,982
		11,746,552
Insurance — 0.7%
Aflac, Inc.	9,000	478,080
Allstate Corp. (The)	10,700	429,819
American International Group, Inc. (a)	198,552	7,008,886
Berkshire Hathaway, Inc., Class B (a)	76,072	6,823,658
Everest Re Group Ltd.	71,600	7,872,420
Loews Corp.	215,000	8,761,250
MBIA, Inc. (a)	177,757	1,395,393
Mercury General Corp.	15,303	607,376
Principal Financial Group	6,300	179,676
Travelers Companies, Inc. (The)	18,600	1,335,852
		34,892,410
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)	128,761	32,337,038
Blue Nile, Inc. (a)	38,121	1,467,658
Liberty Interactive Corp., Series A (a)	80,766	1,589,475
Liberty Ventures, Series A (a)	3,815	258,504

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Priceline.com, Inc. (a)	7,894	$4,903,753
TripAdvisor, Inc. (a)	7,700	323,092
		40,879,520
Internet Software & Services — 0.6%
AOL, Inc.	5,797	171,649
eBay, Inc. (a)	79,611	4,061,753
Google, Inc. (a)	37,564	26,646,775
		30,880,177
IT Services — 0.5%
Alliance Data Systems Corp. (a)	21,375	3,094,245
Amdocs Ltd.	21,400	727,386
Cognizant Technology Solutions Corp. (a)	1,733	128,329
Computer Sciences Corp.	20,400	817,020
CoreLogic, Inc. (a)	31,707	853,552
DST Systems, Inc.	31,848	1,929,989
Forrester Research, Inc.	20,498	549,346
Gartner Group, Inc., Class A (a)	105,415	4,851,198
Hackett Group, Inc. (The)	24,402	104,441
International Business Machines Corp. (IBM)	13,299	2,547,424
Lender Processing Services, Inc.	183,100	4,507,922
SAIC, Inc.	53,800	609,016
Sapient Corp. (a)	125,925	1,329,768
Visa, Inc., Class A	3,300	500,214
		22,549,850
Life Sciences Tools & Services — 0.1%
PerkinElmer, Inc.	175,600	5,573,544
Machinery — 0.2%
Actuant Corp.	110,600	3,086,846
CIRCOR International, Inc.	69,300	2,743,587
Cummins, Inc.	4,500	487,575
John Bean Technologies Corp.	215,800	3,834,766
		10,152,774
Media — 1.7%
AMC Networks, Inc. (a)	29,335	1,452,082
Cablevision Systems Corp.	363,069	5,424,251
CBS Corp., Class A	26,466	1,005,179
CBS Corp., Class B	100,198	3,812,534
CC Media Holdings, Inc., Class A (a)	40,859	138,921
Comcast Corp., Class A	369,165	13,799,388
DIRECTV (a)	231,934	11,633,809
Discovery Communications, Inc., Series A (a)	3,932	249,603
Discovery Communications, Inc., Series C (a)	2,239	130,982
Interpublic Group of Companies, Inc. (The)	310,075	3,417,026
Liberty Global, Inc., Series A (a)	159,382	10,039,472
Liberty Global, Inc., Series C (a)	107,744	6,329,960
Liberty Media Corp. – Liberty Capital, Series A (a)	12,959	1,503,374
Live Nation, Inc. (a)	568,809	5,295,612
News Corp.	19,800	505,692
Time Warner, Inc.	45,411	2,172,008
Time Warner Cable, Inc.	44,420	4,317,180
Virgin Media, Inc.	204,614	7,519,564

	Number of Shares	Value
Walt Disney Co. (The)	118,400	$5,895,136
		84,641,773
Metals & Mining — 0.0%
Freeport-McMoRan Copper & Gold, Inc.	59,000	2,017,800
United States Steel Corp.	4,399	105,004
		2,122,804
Multi-Utilities — 0.0%
Ameren Corp.	16,000	491,520
Public Service Enterprise Group, Inc.	22,800	697,680
		1,189,200
Multiline Retail — 0.0%
Target Corp.	13,300	786,961
Office Electronics — 0.1%
Xerox Corp.	99,542	678,877
Zebra Technologies Corp., Class A (a)	58,272	2,288,924
		2,967,801
Oil, Gas & Consumable Fuels — 1.7%
Anadarko Petroleum Corp.	60,200	4,473,462
Bill Barrett Corp. (a)	191,200	3,401,448
Chesapeake Energy Corp.	494,000	8,210,280
Chevron Corp.	84,700	9,159,458
Cobalt International Energy, Inc. (a)	63,900	1,569,384
ConocoPhillips	72,100	4,181,079
CONSOL Energy, Inc.	62,010	1,990,521
Devon Energy Corp.	914	47,564
EOG Resources, Inc.	20,729	2,503,856
EXCO Resources, Inc.	9,900	67,023
Exxon Mobil Corp.	205,500	17,786,025
HollyFrontier Corp.	26,100	1,214,955
Marathon Petroleum Corp.	76,400	4,813,200
Murphy Oil Corp.	79,032	4,706,356
Peabody Energy Corp.	108,400	2,884,524
Phillips 66	68,600	3,642,660
Pioneer Natural Resources Co.	15,700	1,673,463
Southwestern Energy Co. (a)	34,700	1,159,327
Tesoro Corp.	59,400	2,616,570
Valero Energy Corp.	41,400	1,412,568
Whiting Petroleum Corp. (a)	34,800	1,509,276
WPX Energy, Inc. (a)	331,000	4,925,280
		83,948,279
Personal Products — 0.1%
Estee Lauder Companies, Inc. (The), Class A	80,076	4,793,349
Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co.	19,489	635,146
Johnson & Johnson	212,200	14,875,220
Merck & Co., Inc.	167,266	6,847,870
Pfizer, Inc.	401,657	10,073,558
		32,431,794
Professional Services — 0.0%
Heidrick & Struggles International, Inc.	5,306	80,970
Towers Watson & Co., Class A	33,911	1,906,137
		1,987,107

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Real Estate Investment Trusts (REITs) — 2.6%
CBRE Group, Inc. (a)	216,335	$4,305,067
Colony Financial, Inc.	196,500	3,831,750
Corporate Office Properties Trust	482,245	12,046,480
DDR Corp.	778,470	12,190,840
DuPont Fabros Technology, Inc.	227,200	5,489,152
First Industrial Realty Trust, Inc. (a)	471,830	6,643,366
Health Care REIT, Inc.	83,704	5,130,218
Investors Real Estate Trust	265,076	2,314,114
iStar Financial, Inc. (a)	924,600	7,535,490
Kilroy Realty Corp.	174,700	8,275,539
Liberty Property Trust	189,700	6,785,569
Parkway Properties, Inc.	386,100	5,401,539
Public Storage	99,900	14,481,504
Silver Bay Realty Trust Corp. (a)	128,300	2,415,889
Simon Property Group, Inc.	59,470	9,401,612
SL Green Realty Corp.	185,297	14,203,015
Sovran Self Storage, Inc.	85,700	5,321,970
Vornado Realty Trust	1,301	104,184
		125,877,298
Real Estate Management & Development — 0.3%
American Homes 4 Rent (a) (b) (c) (d)	393,867	5,908,005
AV Homes, Inc. (a)	529,782	7,533,500
Consolidated-Tomoka Land Co.	80,979	2,511,159
		15,952,664
Road & Rail — 0.2%
J.B. Hunt Transport Services, Inc.	6,323	377,546
Kansas City Southern	75,397	6,294,142
Norfolk Southern Corp.	1,441	89,111
Union Pacific Corp.	9,600	1,206,912
		7,967,711
Semiconductors & Semiconductor Equipment — 0.3%
Cabot Microelectronics Corp.	85,586	3,039,159
First Solar, Inc. (a)	31,400	969,632
Intel Corp.	315,000	6,498,450
LSI Corp. (a)	336,451	2,382,073
		12,889,314
Software — 0.4%
CA, Inc.	35,100	771,498
Microsoft Corp.	494,479	13,217,424
Oracle Corp.	64,800	2,159,136
Symantec Corp. (a)	62,400	1,173,744
		17,321,802
Specialty Retail — 0.3%
Barnes & Noble, Inc. (a)	121,000	1,825,890
BB Liquidating, Inc., Class B (a)	89,776	1,796
Best Buy Co., Inc.	23,000	272,550
GameStop Corp.	41,500	1,041,235
Gap, Inc. (The)	36,900	1,145,376
Home Depot, Inc. (The)	64,500	3,989,325
Lowe's Companies, Inc.	11,700	415,584
Office Depot, Inc. (a)	12,956	42,496
Penske Automotive Group, Inc.	157,350	4,734,661
TJX Companies, Inc. (The)	35,000	1,485,750
		14,954,663

	Number of Shares	Value
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc. (a)	138,592	$4,964,366
Nike, Inc.	525,992	27,141,187
		32,105,553
Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp. (a)	130,067	345,978
Washington Mutual, Inc. (a) (b) (c)	33,600	—
WMI Holdings Corp. (a)	750	630
		346,608
Tobacco — 0.1%
Altria Group, Inc.	36,812	1,156,633
Lorillard, Inc.	6,200	723,354
Philip Morris International, Inc.	50,641	4,235,613
		6,115,600
Wireless Telecommunication Services — 0.0%
NII Holdings, Inc., Class B (a)	65,991	470,516
Sprint Nextel Corp. (a)	85,100	482,517
		953,033
Total US Common Stocks (Cost $982,054,995)		1,106,949,207
Foreign Common Stocks — 26.1%
Australia — 0.4%
Alumina Ltd.	2,158,816	2,087,530
Amcor Ltd.	125,773	1,063,520
AMP Ltd.	926,948	4,711,596
Aspen Group – REIT	2,795,852	660,690
Australia and New Zealand Banking Group Ltd.	46,226	1,210,238
BHP Billiton Ltd.	69,639	2,719,619
DuluxGroup Ltd.	12,156	47,903
Fortescue Metals Group Ltd.	446,671	2,216,085
Iluka Resources Ltd.	36,303	351,803
Orica Ltd.	19,389	509,864
QBE Insurance Group Ltd. – ASE Shares	400,638	4,585,543
Santos Ltd.	41,158	482,023
		20,646,414
Austria — 0.1%
Andritz AG	6,676	428,921
Conwert Immobilien Invest SE	196,900	2,546,786
Erste Group Bank AG (a)	2,444	78,148
Oesterreichische Post AG	5,139	212,587
Raiffeisen Bank International AG	1,756	73,403
		3,339,845
Bahamas — 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	78,354	129,284
Belgium — 0.1%
Ageas, Strip VVPR (a) (b)	1,966	3
Anheuser-Busch InBev NV	21,957	1,918,792
KBC Groep NV	7,500	261,057
Nyrstar	155,088	952,865
Telenet Group Holding NV	72,119	3,350,933
		6,483,650
Bermuda — 0.1%
Lazard Ltd., Class A	126,473	3,773,954

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Brazil — 0.3%
Cia de Bebidas das Americas – ADR	110,500	$4,639,895
Diagnosticos da America SA	18,800	122,173
Duratex SA	26,000	189,960
Embraer SA – ADR	15,269	435,319
HRT Participacoes em Petroleo SA (a)	592,050	1,374,198
Localiza Rent a Car SA	5,623	103,350
MRV Engenharia e Participacoes SA	29,300	175,951
Multiplan Empreendimentos Imobiliarios SA	10,700	315,800
Odontoprev SA	31,800	168,012
OGX Petroleo e Gas Participacoes SA (a)	22,673	49,710
Petroleo Brasileiro SA	161,800	1,584,096
Petroleo Brasileiro SA – ADR	197,100	3,837,537
Vale SA	44,800	942,545
WEG SA	6,800	90,261
		14,028,807
Canada — 1.0%
Agrium, Inc.	12,200	1,218,902
Aimia, Inc.	42,266	631,844
Bank of Montreal	22,551	1,382,376
Barrick Gold Corp.	43,800	1,533,242
BCE, Inc.	41,063	1,759,843
Bell Aliant, Inc. (a) (b) (c) (d) (e)	1,558	41,225
Bombardier, Inc., Class B	1,214,124	4,589,430
Canadian Natural Resources Ltd.	71,600	2,061,550
Chorus Aviation, Inc.	5,375	20,858
Encana Corp.	63,200	1,249,132
Fairfax Financial Holdings Ltd.	20,500	7,389,439
First Quantum Minerals Ltd.	125,600	2,766,559
Goldcorp, Inc.	34,200	1,257,358
Imperial Oil Ltd. – NYSE Shares	102,300	4,398,900
Imperial Oil Ltd. – TSE Shares	75,568	3,246,226
Nortel Networks Corp. (a)	22,767	114
Onex Corp.	45,552	1,917,425
Resolute Forest Products (a)	14,740	195,158
Rogers Communications, Inc., Class B	217,818	9,889,073
Suncor Energy, Inc.	96,629	3,177,576
Teck Resources Ltd., Class B	79,309	2,882,882
Yellow Media Ltd. (a)	76	502
		51,609,614
Cayman Islands — 0.1%
Home Loan Servicing Solutions Ltd.	199,221	3,765,277
Chile — 0.1%
Enersis SA – SPADR	172,200	3,137,484
Vina Concha y Toro SA – SPADR	4,500	172,260
		3,309,744
China — 0.6%
BBMG Corp.	2,908,200	2,696,417
Belle International Holdings Ltd.	2,777,000	6,132,768
China Construction Bank Corp., Class H	5,917,990	4,823,187
China Resources Enterprise Ltd.	104,231	378,618
China Shenhua Energy Co. Ltd.	737,500	3,295,070
E-House China Holdings Ltd. – ADS	947,940	3,886,554
Giant Interactive Group, Inc. – ADR	27,337	147,893
Goodbaby International Holdings Ltd.	321,000	117,295

	Number of Shares	Value
Mindray Medical International Ltd. – ADR	13,435	$439,325
NetEase, Inc. – ADR (a)	6,300	268,065
PetroChina Co. Ltd.	1,328,000	1,900,452
Shui On Land Ltd.	47,100	22,896
Tingyi Cayman Islands Holding Corp.	57,651	160,534
Tsingtao Brewery Co. Ltd., Class H	418,000	2,489,438
Want Want China Holdings Ltd.	215,289	299,935
Weiqiao Textile Co. Ltd.	147,363	58,418
		27,116,865
Denmark — 0.1%
Bang & Olufsen A/S, Class B (a)	5,683	68,154
Carlsberg A/S, Class B	8,941	879,031
Coloplast A/S, Class B	37,360	1,831,028
Danske Bank A/S (a)	18,694	317,807
GN Store Nord A/S (GN Great Nordic)	35,314	518,001
Novo Nordisk A/S, Class B	7,900	1,290,227
Topdanmark A/S (a)	1,198	257,023
Vestas Wind Systems A/S (a)	12,175	69,028
William Demant Holding A/S (a)	8,279	710,525
		5,940,824
Finland — 0.1%
Cargotec Oyj, B Shares	2,823	74,824
Metso Oyj	24,235	1,055,744
Nokia Oyj	122,029	479,891
Outokumpu Oyj (a)	66,000	70,540
Sampo Oyj, Class A	50,941	1,647,248
Tieto Oyj	11,947	236,636
Wartsila Oyj Corp.	6,152	272,099
		3,836,982
France — 1.2%
Air France-KLM (a)	1,983	18,867
Alcatel Lucent – SPADR (a)	39,116	54,371
AXA SA	34,255	619,603
BNP Paribas SA	15,957	899,451
Carrefour SA	191,210	4,951,470
Credit Agricole SA (a)	4,200	34,100
Edenred	8,118	252,446
Eurofins Scientific	1,789	289,571
France Telecom SA	429,576	4,810,651
GDF Suez	15,100	311,119
GDF Suez, Strip VVPR (a) (b)	9,765	13
Groupe Eurotunnel SA	50,032	386,310
Imerys SA	2,359	153,066
Lafarge SA	171,800	11,008,625
Legrand SA	28,010	1,182,213
Neopost SA	7,118	376,378
Pernod-Ricard SA	104,280	12,261,950
Peugeot SA (a)	6,800	50,409
SA des Ciments Vicat	2,311	144,023
Sanofi-Aventis	57,593	5,461,845
Societe BIC SA	3,994	476,786
Societe Generale, Class A (a)	8,442	317,539
Technip SA	2,537	292,083
Thales SA	11,374	392,649
Total SA	163,861	8,481,042

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Vallourec SA	64,186	$3,349,634
		56,576,214
Germany — 1.3%
Adidas AG	267,371	23,827,621
Alstria Office AG – REIT	315,734	3,865,525
Axel Springer AG	2,119	90,435
BASF SE	21,235	1,995,906
Bayer AG	2,831	268,839
Bayerische Motoren Werke AG	11,512	1,110,240
Celesio AG	4,652	80,115
Daimler AG	140,506	7,677,916
Deutsche Bank AG	4,971	216,574
Deutsche Telekom AG	511,688	5,813,407
E.ON AG	31,104	579,237
Fresenius Medical Care AG & Co.	22,236	1,536,334
GEA Group AG	6,495	209,781
Hannover Rueckversicherung AG	3,403	264,871
Hochtief AG (a)	150,000	8,715,820
RWE AG	117,967	4,869,999
SAP AG	14,736	1,180,450
Siemens AG	3,645	396,174
TUI AG (a)	10,360	107,462
		62,806,706
Gibraltar — 0.0%
Bwin.Party Digital Entertainment plc	67,797	122,739
Greece — 0.0%
Motor Oil Hellas Corinth Refineries SA	22,365	247,762
OPAP SA	5,379	38,531
		286,293
Hong Kong — 1.5%
Cheung Kong Holdings Ltd.	656,000	10,154,136
China Mobile Ltd.	326,500	3,824,573
City Telecom HK Ltd. – ADR	3,200	20,288
Esprit Holdings Ltd.	1,298,753	1,819,278
First Pacific Co. Ltd.	1,062,400	1,177,094
Hang Lung Properties Ltd.	740,900	2,970,643
Henderson Land Development Co. Ltd.	131,802	930,165
Hong Kong & Shanghai Hotels Ltd. (The)	481,466	672,527
Hong Kong Aircraft Engineering Co. Ltd.	28,000	385,335
Hongkong Land Holdings Ltd.	1,770,900	12,454,408
i-Cable Communications Ltd. (a)	1,052,000	59,128
Jardine Matheson Holdings Ltd.	162,600	10,112,220
Jardine Strategic Holdings Ltd.	239,600	8,577,425
KWG Property Holding Ltd.	7,501,200	5,687,751
Mandarin Oriental International Ltd.	152,000	221,501
Midland Holdings Ltd.	1,256,000	609,922
New World Development Ltd.	1,716,413	2,698,209
Next Media Ltd. (a)	1,020,000	185,826
Shangri-La Asia Ltd.	2,482,500	5,002,237
Silver Grant International Ltd.	280,000	58,486
Sino-Forest Corp. (a) (b) (c)	177,500	—
SmarTone Telecommunications Holdings Ltd.	570,058	1,044,524
Television Broadcasts Ltd.	175,000	1,313,589
Texwinca Holdings Ltd.	93,087	88,906

	Number of Shares	Value
Wheelock & Co. Ltd.	303,000	$1,538,005
		71,606,176
Hungary — 0.0%
OTP Bank plc	5,479	104,139
India — 0.1%
Axis Bank Ltd. – GDR (f)	204,021	5,006,675
Infosys Ltd. – SPADR	2,448	103,551
Reliance Industries Ltd. – SPGDR (d)	61,729	1,883,969
		6,994,195
Indonesia — 0.1%
Ace Hardware Indonesia Tbk PT	500,000	42,604
Bank Pan Indonesia Tbk PT (a)	13,356,221	876,926
Bank Rakyat Indonesia Persero Tbk PT	182,607	132,988
Citra Marga Nusaphala Persada Tbk PT	373,000	65,224
Gudang Garam Tbk PT	13,000	76,172
Indofood Sukses Makmur Tbk PT	1,602,000	973,808
Matahari Putra Prima Tbk PT	3,677,900	440,781
Mayora Indah Tbk PT	13,000	27,019
Perusahaan Gas Negara (Persero) Tbk PT	8,008,700	3,832,708
Semen Gresik (Persero) Tbk PT	183,500	302,288
Sumber Alfaria Trijaya Tbk PT	3,328	1,813
		6,772,331
Ireland — 0.8%
Accenture plc, Class A	359,239	23,889,394
CRH plc	132,594	2,771,696
DCC plc	8,252	263,340
Experian plc	32,706	528,439
Governor & Co. of the Bank of Ireland (The) (a)	2,801,352	418,810
Independent News & Media plc (a)	60,315	2,264
Ingersoll-Rand plc	9,400	450,824
Irish Bank Resolution Corp., Ltd. (a) (b)	38,180	—
Irish Continental Group plc (UNIT)	6,009	151,650
Paddy Power plc	6,756	556,863
Ryanair Holdings plc – SPADR	251,283	8,613,981
Seagate Technology plc	5,013	152,796
		37,800,057
Israel — 0.1%
Teva Pharmaceutical Industries Ltd. – SPADR	153,700	5,739,158
Italy — 0.5%
Beni Stabili SpA – REIT	6,226,994	3,679,282
Davide Campari-Milano SpA	28,457	218,577
Enel SpA	137,500	572,053
Eni SpA	245,134	6,047,343
Exor SpA	29,290	738,000
Fiat Industrial SpA	457,082	5,011,666
Fiat SpA (a)	67,732	342,124
Finmeccanica SpA (a)	12,229	70,873
Intesa Sanpaolo Rsp.	461,045	654,022
Intesa Sanpaolo SpA	67,161	116,189
Luxottica Group SpA	34,600	1,437,668
Luxottica Group SpA – SPADR	13,609	562,732
Saipem SpA	79,232	3,073,995
UniCredit SpA (a)	105,422	520,583
		23,045,107

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Japan — 7.6%
Alfresa Holdings Corp.	15,000	$586,181
Asahi Diamond Industrial Co. Ltd.	1,440,700	14,147,872
Astellas Pharma, Inc.	82,000	3,683,545
Azbil Corp.	753,800	15,196,411
Bank of Yokohama Ltd. (The)	54,000	250,659
BML, Inc.	590,400	14,410,463
Canon, Inc.	136,300	5,345,981
Chiba Bank Ltd. (The)	57,000	333,487
Dai-ichi Life Insurance Co. Ltd. (The)	790	1,111,565
Daiichikosho Co. Ltd.	1,190,000	27,451,786
Dentsu, Inc.	24,100	647,367
Duskin Co. Ltd.	890,900	16,085,509
DyDo DRINCO, Inc.	200,500	8,130,042
East Japan Railway Co.	23,000	1,487,095
FP Corp.	269,200	17,881,681
FUJIFILM Holdings Corp.	22,500	453,186
Fujitsu Frontech Ltd.	4,300	22,793
Fujitsu Ltd.	103,000	432,463
Fukuoka Financial Group, Inc.	106,000	424,261
GLP J-Reit – REIT (a)	1,200	916,950
Hitachi Chemical Co. Ltd.	8,300	123,712
Hitachi Ltd.	252,000	1,483,052
Hitachi Metals Ltd.	32,000	270,608
Hokuto Corp.	385,800	7,567,169
Hoshizaki Electric Co. Ltd.	612,200	16,290,904
Hulic Co. Ltd.	864,000	5,867,031
Information Development Co.	28,100	168,514
Isetan Mitsukoshi Holdings Ltd.	70,900	690,074
ITOCHU Corp.	77,300	815,969
JX Holdings, Inc.	86,800	488,878
Kao Corp.	43,600	1,135,973
Kinden Corp.	39,000	252,877
Kirin Holdings Co. Ltd.	58,000	681,524
Kyowa Hakko Kirin Co. Ltd.	18,000	177,760
LIXIL Group Corp.	47,600	1,060,001
Marui Group Co. Ltd.	41,400	331,272
Megane TOP Co. Ltd.	854,500	10,047,256
Meiko Network Japan Co. Ltd.	679,100	7,597,375
Miraca Holdings, Inc.	384,800	15,493,816
Mitsubishi Corp.	4,100	78,809
Mitsubishi Estate Co. Ltd.	307,397	7,348,728
Mitsubishi Heavy Industries Ltd.	56,000	270,805
Mitsubishi UFJ Financial Group, Inc.	247,400	1,331,294
Mitsui Fudosan Co. Ltd.	249,000	6,083,340
Moshi Moshi Hotline, Inc.	1,238,500	15,785,578
MS&AD Insurance Group Holdings	44,400	887,045
Nakanishi, Inc.	95,500	9,501,893
Namco Bandai Holdings, Inc.	34,450	446,783
Nintendo Co. Ltd.	84,300	8,994,829
Nippon Meat Packers, Inc.	44,000	605,757
Nippon Suisan Kaisha Ltd.	76,100	157,445
Nippon Telegraph & Telephone Corp.	37,900	1,592,036
NKSJ Holdings, Inc.	21,100	449,363
NSD Co. Ltd.	632,700	5,527,542
NSK Ltd.	51,000	363,441

	Number of Shares	Value
NTT Data Corp.	317	$991,129
Obayashi Corp.	147,000	827,442
OMRON Corp.	2,600	62,343
Onward Holdings Co. Ltd.	25,000	188,645
Otsuka Holdings Co. Ltd.	20,700	581,150
Ryosan Co. Ltd.	3,300	58,553
Sansei Yusoki Co. Ltd.	510,200	2,235,179
Secom Co. Ltd.	390,900	19,701,120
Sega Sammy Holdings, Inc.	16,800	283,747
Sekisui House Ltd.	301,500	3,300,232
Seven & I Holdings Co. Ltd.	211,480	5,952,094
Seven Bank Ltd.	8,898,600	23,439,814
Shimizu Corp.	95,000	357,281
Shiseido Co. Ltd.	20,800	292,499
Sumitomo Electric Industries Ltd.	84,500	977,852
Sumitomo Forestry Co. Ltd.	38,200	361,095
Sumitomo Mitsui Financial Group, Inc.	52,400	1,903,641
Taiyo Nippon Sanso Corp.	35,000	199,938
Terumo Corp.	1,900	75,493
TOKAI Corp. – Gifu	227,900	5,713,230
Tokio Marine Holdings, Inc.	150,900	4,207,393
Tokyo Electric Power Co., Inc. (The) (a)	78,000	186,950
Tokyo Electron Ltd.	10,500	483,138
Tokyo Gas Co. Ltd.	193,000	882,387
Tokyo Ohka Kogyo Co. Ltd.	3,300	65,318
Toyo Seikan Kaisha Ltd.	40,900	550,974
Toyo Suisan Kaisha Ltd.	606,000	16,150,115
Toyota Motor Corp.	51,500	2,403,843
Trend Micro, Inc. (a)	146,800	4,430,221
West Japan Railway Co.	14,100	555,291
Yamada Denki Co. Ltd.	6,460	249,116
Yamaha Corp.	1,402,700	14,855,819
Yamato Holdings Co. Ltd.	52,900	804,372
ZOJIRUSHI Corp.	1,173,000	3,722,494
		376,017,658
Luxembourg — 0.1%
APERAM	86	1,304
ArcelorMittal – EN Amsterdam Shares	34,978	605,506
ArcelorMittal – NYSE Shares	143,700	2,510,439
Millicom International Cellular SA	1,703	148,018
Oriflame Cosmetics SA – SDR	9,999	319,287
		3,584,554
Malaysia — 0.2%
AMMB Holdings Berhad	1,206,275	2,679,347
British American Tobacco Malaysia Berhad	46,900	952,035
Carlsberg Brewery Malaysia Berhad	65,600	269,106
CIMB Group Holdings Berhad	1,795,238	4,484,176
Genting Berhad	25,700	77,604
Genting Malaysia Berhad	1,635,700	1,906,377
Malaysian Airline System Berhad (a)	379,100	88,357
Multi-Purpose Holdings Berhad	278,550	318,643
Sime Darby Berhad	388,106	1,209,490
UEM Land Holdings Berhad (a)	38,100	26,351
		12,011,486

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Mexico — 0.6%
America Movil SAB de CV, Series L – ADR	48,375	$1,119,398
Bolsa Mexicana de Valores SAB de CV	70,900	178,809
Cemex SAB de CV – SPADR (a)	899,269	8,875,785
Concentradora Fibra Hotelera Mexicana SA de CV (a)	2,156,104	3,235,916
Corp. Inmobiliaria Vesta SAB de CV	2,257,981	3,818,530
Fomento Economico Mexicano SAB de CV – SPADR	3,200	322,240
Genomma Lab Internacional SAB de CV (a)	111,715	229,544
Grupo Carso SAB de CV, Series A	61,300	301,276
Grupo Financiero Banorte SAB de CV	28,300	182,744
Grupo Financiero Santander Mexico SAB de CV – ADR (a)	301,800	4,883,124
Macquarie Mexico Real Estate Management SA de CV – REIT (a) (d)	2,655,400	5,258,909
		28,406,275
Mongolia — 0.0%
Mongolian Mining Corp. (a)	3,481,500	1,726,654
Netherlands — 0.7%
Akzo Nobel NV	4,781	315,484
ASML Holding NV	3,937	254,880
Heineken Holding NV	30,215	1,655,078
Heineken NV	20,126	1,342,463
Koninklijke (Royal) KPN NV	79,119	391,260
Koninklijke (Royal) Philips Electronics NV	377,196	10,119,528
Koninklijke Ahold NV	426,196	5,661,036
Koninklijke Boskalis Westminster NV – CVA	12,438	567,041
LyondellBasell Industries NV, Class A	66,700	3,807,903
Postnl NV (a)	4,633	18,271
Randstad Holding NV	4,222	155,851
Reed Elsevier NV	193,498	2,866,864
Royal Dutch Shell plc, Class A – BATS Europe Shares	224	7,915
Royal Dutch Shell plc, Class A – Quote MTF Shares	128,347	4,412,843
Royal Dutch Shell plc, Class B	44,724	1,582,887
TNT Express NV	140,656	1,591,102
Wolters Kluwer NV	4,454	92,100
		34,842,506
New Zealand — 0.0%
Chorus Ltd.	10,709	26,124
Telecom Corp. of New Zealand Ltd.	87,620	165,701
		191,825
Norway — 0.3%
Det Norske Oljeselskap ASA (a)	105,549	1,580,322
DNB ASA	49,714	633,701
Norwegian Property ASA	7,167,100	11,040,123
Schibsted ASA	2,471	105,375
Statoil ASA – SPADR	115,500	2,892,120
StatoilHydro ASA	22,139	555,558
Storebrand ASA (a)	19,430	95,327
		16,902,526

	Number of Shares	Value
Papua New Guinea — 0.1%
Oil Search Ltd.	331,434	$2,435,660
Peru — 0.0%
Cia de Minas Buenaventura SA – ADR	42,000	1,509,900
Philippines (The) — 0.3%
ABS-CBN Holdings Corp. – PDR	2,049,740	1,704,366
Ayala Corp.	454,998	5,724,150
Bank of the Philippine Islands	83,210	192,954
BDO Unibank, Inc. (a)	402,688	715,421
DMCI Holdings, Inc.	870,410	1,142,656
Globe Telecom, Inc.	102,771	2,740,105
Jollibee Foods Corp.	449,720	1,122,010
Lopez Holdings Corp.	5,431,574	831,801
SM Investments Corp.	32,850	706,083
Universal Robina Corp.	86,700	176,081
		15,055,627
Poland — 0.0%
Bank Pekao SA	4,930	268,959
Portugal — 0.0%
Galp Energia SGPS SA	37,632	584,614
Russia — 0.0%
CTC Media, Inc.	6,330	49,247
Eurasia Drilling Co. Ltd. – GDR (f)	2,512	89,678
Gazprom OAO – SPADR	8,800	85,624
Globaltrans Investment plc – SPGDR (f)	10,091	166,602
LSR Group – GDR (f)	10,973	45,714
Lukoil OAO – SPADR	4,700	317,250
Sberbank of Russia – SPADR	33,188	416,841
Sistema JSFC – SPGDR – LSE Shares (f)	5,766	116,828
Sistema JSFC – SPGDR – OTC Shares (f)	3,669	74,114
		1,361,898
Singapore — 0.3%
Genting Singapore plc	308,516	353,014
Global Yellow Pages Singapore Ltd.	312,000	21,350
Great Eastern Holdings Ltd.	210,000	2,700,103
GuocoLeisure Ltd.	1,127,000	608,279
Singapore Telecommunications Ltd.	1,481,000	4,027,662
STATS ChipPAC Ltd. (a)	1,374,000	386,078
United Industrial Corp. Ltd.	104,000	242,856
United Overseas Bank Ltd.	273,347	4,476,994
Yoma Strategic Holdings Ltd.	72,000	42,167
		12,858,503
South Africa — 0.3%
Anglo Platinum Ltd.	32,440	1,721,894
AngloGold Ashanti Ltd.	5,545	173,246
AngloGold Ashanti Ltd. – SPADR	39,758	1,247,208
City Lodge Hotels Ltd.	8,922	108,729
Clicks Group Ltd.	72,325	566,448
Discovery Holdings Ltd.	15,600	114,832
FirstRand Ltd.	387,624	1,433,322
Foschini Group Ltd. (The)	8,716	145,144
Gold Fields Ltd.	18,918	234,793
Hosken Consolidated Investments Ltd.	225,701	2,595,227
Impala Platinum Holdings Ltd.	1,547	31,236
JD Group Ltd.	48,320	255,791

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
JSE Ltd.	9,727	$89,673
MMI Holdings Ltd.	64,409	168,932
Mondi Ltd.	1,983	21,573
Mpact Ltd.	2,389	5,604
Murray & Roberts Holdings Ltd. (a)	34,534	101,170
Nedbank Group Ltd.	71,564	1,600,369
Niveus Investments Ltd. (a)	85,437	130,192
Remgro Ltd.	29,941	563,209
RMB Holdings Ltd.	421,146	2,043,973
RMI Holdings	419,899	1,038,304
Sasol Ltd. – SPADR	46,500	2,012,985
Steinhoff International Holdings Ltd. (a)	32,370	105,795
Sun International Ltd.	58,152	651,019
		17,160,668
South Korea — 0.3%
Hana Financial Group, Inc.	6,587	215,339
Hankook Tire Co. Ltd. (a)	8,995	397,494
Hankook Tire Worldwide Co. Ltd.	1,256	23,386
Hyundai Mobis	17,020	4,616,278
Hyundai Motor Co.	1,845	379,748
KB Financial Group, Inc.	33,093	1,180,771
Nexen Tire Corp.	3,560	53,907
Samsung Electronics Co. Ltd.	4,234	6,059,808
		12,926,731
Spain — 0.9%
Acciona SA	5,695	431,863
Acerinox SA	34,699	382,807
ACS, Actividades de Construccion y Servicios SA	393,000	10,057,667
Banco Bilbao Vizcaya Argentaria SA	10,015	91,941
Banco Santander SA	116,965	943,099
Banco Santander SA – SPADR	6,327	51,692
Distribuidora Internacional de Alimentacion SA	17,218	110,636
Ferrovial SA	549,300	8,098,956
Grifols SA (a)	6,600	232,210
Grifols SA – ADR (a)	1,343	34,824
Iberdrola SA	1,238,435	6,905,991
Inditex SA	8,002	1,121,063
Inmobiliaria Colonial SA (a)	1,063,365	2,252,412
Mediaset Espana Comunicacion SA	28,450	195,906
Melia Hotels International SA	251,142	1,929,954
NH Hoteles SA (a)	693,499	2,383,864
Repsol SA	150,217	3,084,956
Telefonica SA	284,164	3,858,588
Viscofan SA	10,619	592,497
		42,760,926
Sweden — 0.3%
Assa Abloy AB, Class B	44,955	1,692,802
Atlas Copco AB	36,307	1,005,091
CDON Group AB (a)	2,982	18,364
Hoganas AB, Class B	8,185	313,775
Investor AB, Class B	21,712	569,468
Modern Times Group AB, Class B	7,163	250,957
Nordea Bank AB	35,686	341,772
Scania AB	156,052	3,245,584
Skandinaviska Enskilda Banken AB	75,122	640,609

	Number of Shares	Value
Svenska Handelsbanken AB, Class A	40,835	$1,463,117
Swedish Match AB	17,363	584,799
Telefonaktiebolaget LM Ericsson, Class B	115,271	1,159,426
TeliaSonera AB	292,195	1,990,288
		13,276,052
Switzerland — 0.7%
ABB Ltd. – SIX Swiss Exchange	245,124	5,089,731
ABB Ltd. – Stockholm Exchange	32,152	666,943
Adecco SA	14,469	766,940
Clariant AG	35,784	487,599
Compagnie Financiere Richemont SA	17,104	1,367,695
Geberit AG	4,232	936,872
Glencore International plc	877,360	5,112,988
Helvetia Holding AG	459	174,360
Logitech International SA	15,446	117,766
Lonza Group AG	4,500	243,394
Nestle SA	9,654	629,191
Noble Corp.	41,200	1,434,584
Novartis AG	126,372	8,000,803
Roche Holding AG	9,066	1,846,970
Sonova Holding AG	2,970	329,038
Straumann Holding AG	600	74,159
UBS AG	299,998	4,717,821
Zurich Insurance Group AG	17,385	4,648,604
		36,645,458
Taiwan — 0.2%
Chunghwa Telecom Co. Ltd.	96,000	312,379
Giant Manufacturing Co. Ltd.	15,000	86,284
Hon Hai Precision Industry Co. Ltd.	169,400	522,208
Taiwan Semiconductor Manufacturing Co. Ltd.	2,700,627	9,038,762
Taiwan Semiconductor Manufacturing Co. Ltd. – SPADR	36,889	633,015
Uni-President Enterprises Corp.	430,468	791,839
		11,384,487
Thailand — 0.3%
Advanced Info Service PCL	255,900	1,748,385
Bangkok Bank PCL	415,100	2,844,167
BEC World PCL	69,680	91,115
Big C Supercenter PCL	65,400	442,556
GMM Grammy PCL (a)	767,500	439,073
Kasikornbank PCL	518,700	3,293,309
Land and Houses PCL	1,532,500	490,803
Major Cineplex Group PCL	101,300	62,919
Matichon PCL	150,100	33,366
MBK PCL	235,600	839,503
Siam Cement PCL	132,400	2,037,117
Siam Commercial Bank PCL	100,700	595,839
Thanachart Capital PCL	1,337,100	1,223,890
		14,142,042
Turkey — 0.1%
BIM Birlesik Magazalar AS	4,432	217,103
Bizim Toptan Satis Magazalari AS	2,197	34,272
Haci Omer Sabanci Holding AS	46,307	255,959
KOC Holding AS	158,965	827,014
Tupras Turkiye Petrol Rafinerileri AS	4,980	144,074
Turkiye Garanti Bankasi AS	673,907	3,505,967

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Turkiye Garanti Bankasi AS – ADR	140,900	$732,680
Turkiye Halk Bankasi AS	37,836	372,447
Ulker Biskuvi Sanayi AS	19,635	106,525
		6,196,041
United Kingdom — 4.2%
3i Group plc	76,434	267,197
Admiral Group plc	24,341	466,103
Aggreko plc	3,681	105,565
AMEC plc	14,166	231,768
Anglo American plc – JSE Shares	34,399	1,077,474
Anglo American plc – LSE Shares	3,089	98,606
Aon plc	121,500	6,755,400
APR Energy plc	66,019	879,068
AstraZeneca plc	9,106	429,952
Aviva plc	41,982	253,437
BAE Systems plc	136,105	747,758
Barclays plc	186,828	806,795
Barratt Developments plc (a)	32,374	109,500
Berkeley Group Holdings plc (UNIT) (a)	8,142	237,913
BG Group plc	460,284	7,718,164
BHP Billiton plc	252,637	8,877,538
BP plc	1,235,612	8,561,261
BP plc – SPADR	86,800	3,614,352
British American Tobacco plc	3,090	156,570
British Sky Broadcasting Group plc	15,460	193,125
Bunzl plc	38,883	634,873
Cable & Wireless Communications plc	431,826	248,393
Capita plc	95,414	1,181,474
Carnival plc	14,100	545,058
Carphone Warehouse Group plc	19,343	65,323
Centrica plc	35,432	192,481
Close Brothers Group plc	10,660	149,688
Compass Group plc	117,824	1,393,476
Daily Mail & General Trust plc, Class A	8,164	73,289
Devro plc	30,148	153,262
Diageo plc	1,044,326	30,402,964
Evraz plc	48,900	215,838
G4S plc	127,235	531,290
GlaxoSmithKline plc	274,205	5,953,425
Hays plc	101,459	136,285
Homeserve plc	94,959	358,500
Howden Joinery Group plc	288,935	820,404
HSBC Holdings plc	705,975	7,466,977
ICAP plc	90,548	463,244
IG Group Holdings plc	32,585	238,576
IMI plc	11,494	204,430
Informa plc	75,621	559,441
International Personal Finance plc	63,219	379,675
Intertek Group plc	47,062	2,375,028
Invensys plc	361,401	1,963,506
ITV plc	234,005	401,442
Jupiter Fund Management plc	26,676	123,813
Ladbrokes plc	36,676	117,594
Lloyds Banking Group plc (a)	49,467,534	39,637,236
Lonmin plc (a)	14,800	69,308
Marshalls plc	29,054	45,715

	Number of Shares	Value
Michael Page International plc	152,681	$986,116
Millennium & Copthorne Hotels plc	16,216	135,730
Mondi plc	9,233	98,960
N Brown Group plc	14,256	84,999
National Express Group plc	27,478	91,908
Next plc	4,649	286,940
Northgate plc	7,794	39,397
Old Mutual plc	177,721	514,412
Ophir Energy plc (a)	90,008	749,845
Paragon Group of Cos. plc	87,436	369,262
Perform Group plc (a)	1,816	11,618
Petrofac Ltd.	8,819	238,932
Provident Financial plc	34,212	765,708
Reckitt Benckiser Group plc	24,114	1,510,591
Reed Elsevier plc	57,550	604,269
Rexam plc	76,774	539,501
Rightmove plc	22,143	510,059
Rio Tinto plc	131,194	7,644,996
Rolls-Royce Holdings plc (a)	263,544	3,797,210
Royal Bank of Scotland Group plc (a)	39,210	211,180
SABMiller plc	266,810	12,558,235
Sage Group plc	180,974	866,977
Smith & Nephew plc	17,982	199,000
Smiths Group plc	27,695	545,126
Songbird Estates plc (a)	4,013,316	7,652,358
Spectris plc	18,345	614,490
Sportingbet plc	171,577	149,263
Stagecoach Group plc	73,672	364,066
Standard Chartered plc	6,823	172,954
Sthree plc	26,975	145,790
TalkTalk Telecom Group plc	48,717	188,691
Tesco plc	1,425,791	7,832,323
Thomas Cook Group plc (a)	269,388	213,276
Tui Travel plc	65,516	304,893
Unilever plc	149,732	5,683,500
Vedanta Resources plc	117,105	2,288,774
Vodafone Group plc	1,323,602	3,328,682
Vodafone Group plc – SPADR	121,000	3,047,990
WH Smith plc	3,177	35,478
Wolseley plc	13,299	632,116
WPP plc	44,915	652,942
		205,358,111
Total Foreign Common Stocks (Cost $1,148,217,360)		1,283,443,536
Total Common Stocks (Cost $2,130,272,355)		2,390,392,743

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
Convertible Bonds — 0.0%
Communications — 0.0%
Leap Wireless International, Inc.	4.500%	07/15/14	$500,000	$476,875
Consumer, Cyclical — 0.0%
Chesapeake Energy Corp.	2.500%	05/15/37	685,000	605,797
Consumer, Non-cyclical — 0.0%
Savient Pharmaceuticals, Inc.	4.750%	02/01/18	681,000	120,452
Total Convertible Bonds (Cost $1,399,604)				1,203,124
Corporate Bonds — 2.0%
Basic Materials — 0.1%
Boise Cascade LLC/Boise Cascade Finance Corp. (d)	6.375%	11/01/20	140,000	144,200
Cascades, Inc.	7.750%	12/15/17	185,000	195,638
Cascades, Inc.	7.875%	01/15/20	435,000	463,275
Clearwater Paper Corp.	7.125%	11/01/18	115,000	125,350
Ferro Corp.	7.875%	08/15/18	620,000	559,550
FMG Resources August 2006 Pty Ltd. (d)	7.000%	11/01/15	1,230,000	1,291,500
FMG Resources August 2006 Pty Ltd. (d)	6.000%	04/01/17	370,000	377,400
Hexion US Finance Corp.	6.625%	04/15/20	210,000	213,675
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC	8.875%	02/01/18	190,000	195,225
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC	9.000%	11/15/20	255,000	232,687
INEOS Finance plc (d)	7.500%	05/01/20	200,000	209,500
INEOS Group Holdings SA (d)	8.500%	02/15/16	901,000	896,495
LyondellBasell Industries NV	6.000%	11/15/21	220,000	257,950
Momentive Performance Materials, Inc.	9.000%	01/15/21	341,000	248,930
MPM Escrow LLC / MPM Finance Escrow Corp. (d)	8.875%	10/15/20	220,000	222,200
Neenah Paper, Inc.	7.375%	11/15/14	222,000	222,555
PH Glatfelter Co.	5.375%	10/15/20	105,000	107,625
				5,963,755
Communications — 0.4%
Altice Financing SA (d)	7.875%	12/15/19	235,000	248,513
CCO Holdings LLC / CCO Holdings Capital Corp.	7.250%	10/30/17	945,000	1,030,050
CCO Holdings LLC / CCO Holdings Capital Corp.	7.875%	04/30/18	410,000	441,263

	Interest Rate	Maturity Date	Principal Amount	Value
CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	04/30/20	$110,000	$123,200
CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	09/30/22	835,000	845,437
Cricket Communications, Inc.	7.750%	10/15/20	200,000	204,000
CSC Holdings, Inc.	7.875%	02/15/18	545,000	630,837
DISH DBS Corp.	7.875%	09/01/19	535,000	633,975
DISH DBS Corp.	6.750%	06/01/21	770,000	877,800
DISH DBS Corp. (d)	5.000%	03/15/23	395,000	395,000
eAccess Ltd. (d)	8.250%	04/01/18	220,000	246,400
Equinix, Inc.	7.000%	07/15/21	225,000	249,750
GCI, Inc.	6.750%	06/01/21	180,000	176,400
Gray Television, Inc. (d)	7.500%	10/01/20	515,000	526,588
Harron Communications LP / Harron Finance Corp. (d)	9.125%	04/01/20	315,000	344,925
Hughes Satellite Systems Corp.	6.500%	06/15/19	485,000	534,712
Intelsat Jackson Holdings SA	7.250%	04/01/19	270,000	290,250
Intelsat Jackson Holdings SA	8.500%	11/01/19	290,000	324,800
Intelsat Jackson Holdings SA	7.500%	04/01/21	535,000	589,837
Intelsat Luxembourg SA	11.500%	02/04/17	1,340,839	1,424,641
Lamar Media Corp.	5.875%	02/01/22	205,000	222,425
Level 3 Communications, Inc. (d)	8.875%	06/01/19	115,000	122,475
Level 3 Financing, Inc.	8.125%	07/01/19	115,000	125,350
Level 3 Financing, Inc. (d)	7.000%	06/01/20	245,000	256,025
Level 3 Financing, Inc.	8.625%	07/15/20	650,000	721,500
MetroPCS Wireless, Inc.	7.875%	09/01/18	575,000	622,437
MetroPCS Wireless, Inc.	6.625%	11/15/20	490,000	520,625
Nara Cable Funding Ltd. (d)	8.875%	12/01/18	695,000	707,162
NII Capital Corp.	7.625%	04/01/21	195,000	147,713
Quebecor Media, Inc. (d)	5.750%	01/15/23	390,000	410,963
SBA Communications Corp. (d)	5.625%	10/01/19	200,000	210,000
SBA Telecommunications, Inc. (d)	5.750%	07/15/20	190,000	201,875
Sinclair Television Group, Inc. (d)	9.250%	11/01/17	305,000	335,500
Sirius XM Radio, Inc. (d)	5.250%	08/15/22	195,000	196,950
Sorenson Communications, Inc. (d)	10.500%	02/01/15	300,000	247,500
Sprint Nextel Corp. (d)	9.000%	11/15/18	505,000	623,675

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
Sprint Nextel Corp. (d)	7.000%	03/01/20	$335,000	$389,438
Syniverse Holdings, Inc.	9.125%	01/15/19	650,000	693,875
Unitymedia Hessen GmbH & Co. (d)	5.500%	01/15/23	735,000	758,887
Univision Communications, Inc. (d)	6.750%	09/15/22	296,000	305,620
UPCB Finance V Ltd. (d)	7.250%	11/15/21	230,000	253,000
UPCB Finance VI Ltd. (d)	6.875%	01/15/22	480,000	519,600
Videotron Ltée	5.000%	07/15/22	345,000	361,819
Wind Acquisition Finance SA (d)	11.750%	07/15/17	320,000	335,200
Windstream Corp.	8.125%	09/01/18	400,000	437,000
Windstream Corp.	7.750%	10/15/20	355,000	383,400
Zayo Group LLC / Zayo Capital, Inc.	8.125%	01/01/20	125,000	139,063
Zayo Group LLC / Zayo Capital, Inc.	10.125%	07/01/20	90,000	102,375
				20,489,830
Consumer, Cyclical — 0.3%
99 Cents Only Stores	11.000%	12/15/19	435,000	495,900
Affinia Group, Inc. (d)	10.750%	08/15/16	296,000	320,790
AMC Entertainment, Inc.	8.750%	06/01/19	361,000	399,808
AMC Entertainment, Inc.	9.750%	12/01/20	430,000	496,650
American Axle & Manufacturing, Inc.	6.625%	10/15/22	345,000	350,175
AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	05/20/20	125,000	137,188
AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	05/20/22	215,000	239,188
ArvinMeritor, Inc.	8.125%	09/15/15	475,000	499,937
ArvinMeritor, Inc.	10.625%	03/15/18	190,000	198,075
BB Liquidating, Inc. (b) (c) (g)	9.000%	09/01/12	344,000	—
Caesars Entertainment Operating Co., Inc.	11.250%	06/01/17	850,000	910,562
Caesars Entertainment Operating Co., Inc.	8.500%	02/15/20	255,000	253,088
Carlson Wagonlit BV (d)	6.875%	06/15/19	225,000	237,375
Choice Hotels International, Inc.	5.700%	08/28/20	60,000	65,100
Choice Hotels International, Inc.	5.750%	07/01/22	441,000	488,408
Cinemark USA, Inc. (d)	5.125%	12/15/22	65,000	65,813
Continental Rubber of America Corp. (d)	4.500%	09/15/19	430,000	440,059
Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	05/01/21	356,000	352,440
GRD Holdings III Corp. (d)	10.750%	06/01/19	490,000	491,225
Great Canadian Gaming Corp. (d)	6.625%	07/25/22	260,000	271,187

	Interest Rate	Maturity Date	Principal Amount	Value
Greektown Superholdings, Inc.	13.000%	07/01/15	$540,000	$576,450
Hanesbrands, Inc.	6.375%	12/15/20	350,000	385,000
Isle of Capri Casinos, Inc.	8.875%	06/15/20	515,000	561,350
JC Penney Corp., Inc.	7.950%	04/01/17	35,000	33,600
JC Penney Corp., Inc.	7.125%	11/15/23	60,000	51,750
JC Penney Corp., Inc.	6.375%	10/15/36	30,000	22,500
JC Penney Corp., Inc.	7.400%	04/01/37	200,000	167,000
K Hovnanian Enterprises, Inc. (d)	9.125%	11/15/20	341,000	361,460
KB Home	8.000%	03/15/20	601,000	682,135
KB Home	7.500%	09/15/22	261,000	284,490
Lennar Corp. (d)	4.750%	11/15/22	856,000	838,880
Michaels Stores, Inc.	7.750%	11/01/18	825,000	905,437
NAI Entertainment Holdings LLC (d)	8.250%	12/15/17	91,000	100,214
Party City Holdings, Inc. (d)	8.875%	08/01/20	210,000	225,225
PulteGroup, Inc.	6.375%	05/15/33	110,000	109,725
Regal Cinemas Corp.	8.625%	07/15/19	350,000	386,750
Regal Entertainment Group	9.125%	08/15/18	185,000	206,275
Ryland Group, Inc. (The)	5.375%	10/01/22	175,000	179,156
Sally Holdings LLC / Sally Capital, Inc.	6.875%	11/15/19	210,000	232,050
Sally Holdings LLC / Sally Capital, Inc.	5.750%	06/01/22	245,000	265,825
Tempur-Pedic International, Inc. (d)	6.875%	12/15/20	60,000	61,725
Tenneco, Inc.	7.750%	08/15/18	100,000	108,500
TRW Automotive, Inc. (d)	7.250%	03/15/17	890,000	1,024,612
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	08/15/20	365,000	416,100
				14,899,177
Consumer, Non-cyclical — 0.3%
Alere, Inc.	9.000%	05/15/16	650,000	685,750
American Renal Holdings	8.375%	05/15/18	420,000	442,050
American Rock Salt Co. LLC (d)	8.250%	05/01/18	181,000	163,805
ARAMARK Corp.	8.500%	02/01/15	520,000	522,605
ARAMARK Holdings Corp. (d)	8.625%	05/01/16	245,000	250,821
Biomet, Inc. (d)	6.500%	08/01/20	315,000	334,688
Biomet, Inc. (d)	6.500%	10/01/20	230,000	228,563
BioScrip, Inc.	10.250%	10/01/15	345,000	368,287
CHS / Community Health Systems, Inc.	5.125%	08/15/18	320,000	333,600
CHS / Community Health Systems, Inc.	7.125%	07/15/20	370,000	394,975
Constellation Brands, Inc.	7.250%	09/01/16	785,000	906,675
Deluxe Corp. (d)	6.000%	11/15/20	260,000	258,050

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
Fresenius Medical Care US Finance, Inc. (d)	6.500%	09/15/18	$90,000	$100,575
Fresenius Medical Care US Finance II, Inc. (d)	5.625%	07/31/19	175,000	187,906
Fresenius Medical Care US Finance II, Inc. (d)	5.875%	01/31/22	145,000	157,325
H&E Equipment Services, Inc. (d)	7.000%	09/01/22	220,000	234,300
HCA Holdings, Inc.	6.250%	02/15/21	285,000	292,125
HCA, Inc.	6.375%	01/15/15	960,000	1,038,000
HCA, Inc.	6.500%	02/15/20	1,095,000	1,231,875
HCA, Inc.	7.500%	11/15/95	190,000	163,875
Hologic, Inc. (d)	6.250%	08/01/20	70,000	75,425
Iron Mountain, Inc.	7.750%	10/01/19	535,000	603,212
National Money Mart Co.	10.375%	12/15/16	180,000	198,900
Radiation Therapy Services, Inc.	8.875%	01/15/17	205,000	200,900
Radiation Therapy Services, Inc.	9.875%	04/15/17	656,000	462,480
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg	7.875%	08/15/19	160,000	178,000
Service Corp. International	6.750%	04/01/16	205,000	229,600
Service Corp. International	7.625%	10/01/18	231,000	274,890
Service Corp. International	7.000%	05/15/19	440,000	481,800
Tenet Healthcare Corp.	10.000%	05/01/18	425,000	483,437
United Rentals North America, Inc.	6.125%	06/15/23	80,000	84,400
UR Merger Sub Corp. (d)	5.750%	07/15/18	85,000	91,588
UR Merger Sub Corp. (d)	7.375%	05/15/20	275,000	301,813
UR Merger Sub Corp. (d)	7.625%	04/15/22	190,000	212,325
Valeant Pharmaceuticals International (d)	6.750%	08/15/21	460,000	493,350
				12,667,970
Diversified — 0.0%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (d)	7.375%	10/01/17	585,000	601,088
Energy — 0.2%
Antero Resources Finance Corp.	9.375%	12/01/17	455,000	499,362
Antero Resources Finance Corp. (d)	6.000%	12/01/20	490,000	496,125
Continental Resources, Inc.	5.000%	09/15/22	285,000	307,088
El Paso Corp.	7.000%	06/15/17	1,200,000	1,370,806
El Paso Corp.	7.750%	01/15/32	90,000	105,749

	Interest Rate	Maturity Date	Principal Amount	Value
Endeavour International Corp. (d)	12.000%	03/01/18	$490,000	$512,050
Energy Transfer Equity LP	7.500%	10/15/20	430,000	496,650
EP Energy LLC / EP Energy Finance, Inc.	9.375%	05/01/20	667,000	752,042
EP Energy LLC / Everest Acquisition Finance, Inc.	6.875%	05/01/19	45,000	48,825
EPE Holdings LLC / EP Energy Bond Co., Inc. (d)	8.125%	12/15/17	220,000	218,075
Harvest Operations Corp.	6.875%	10/01/17	765,000	849,150
Kinder Morgan Finance Co. LLC (d)	6.000%	01/15/18	211,000	231,919
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.	6.250%	06/15/22	341,000	371,690
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.	5.500%	02/15/23	190,000	206,150
MEG Energy Corp. (d)	6.375%	01/30/23	325,000	338,813
NGPL PipeCo LLC (d)	7.119%	12/15/17	330,000	359,700
Peabody Energy Corp.	7.375%	11/01/16	995,000	1,139,275
Peabody Energy Corp.	6.000%	11/15/18	235,000	249,688
Plains Exploration & Production Co.	6.750%	02/01/22	198,000	222,255
Range Resources Corp.	6.750%	08/01/20	290,000	314,650
Rosetta Resources, Inc.	9.500%	04/15/18	305,000	338,550
Seadrill Ltd. (d)	5.625%	09/15/17	500,000	496,250
				9,924,862
Financial — 0.3%
Air Lease Corp.	5.625%	04/01/17	446,000	472,760
Ally Financial, Inc.	7.500%	09/15/20	880,000	1,062,600
CIT Group, Inc.	5.250%	03/15/18	700,000	749,000
CIT Group, Inc. (d)	6.625%	04/01/18	232,000	262,160
CIT Group, Inc.	5.375%	05/15/20	575,000	628,188
Community Choice Financial, Inc.	10.750%	05/01/19	685,000	659,312
Credit Acceptance Corp.	9.125%	02/01/17	450,000	491,625
Felcor Lodging LP – REIT (d)	5.625%	03/01/23	230,000	228,850
Fibria Overseas Finance Ltd. (d)	7.500%	05/04/20	493,000	547,230
Hartford Financial Services Group, Inc. (VRN)	8.125%	06/15/38	350,000	402,938
Host Hotels & Resorts LP – REIT	6.000%	11/01/20	680,000	748,000
ING US, Inc. (d)	5.500%	07/15/22	291,000	315,795
International Lease Finance Corp.	8.625%	09/15/15	610,000	685,487

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
International Lease Finance Corp.	5.750%	05/15/16	$216,000	$227,683
International Lease Finance Corp.	5.875%	04/01/19	405,000	426,870
International Lease Finance Corp.	6.250%	05/15/19	900,000	958,500
International Lease Finance Corp.	5.875%	08/15/22	255,000	270,099
LBG Capital NO. 1 plc (d)	7.875%	11/01/20	730,000	785,331
Nuveen Investments, Inc. (d)	9.125%	10/15/17	250,000	245,625
Nuveen Investments, Inc. (d)	9.500%	10/15/20	595,000	592,025
Provident Funding Associates (d)	10.250%	04/15/17	815,000	898,537
Realogy Corp. (d)	7.625%	01/15/20	365,000	413,363
Royal Bank of Scotland Group plc	6.125%	12/15/22	780,000	823,276
SLM Corp.	6.250%	01/25/16	230,000	250,125
SLM Corp.	8.450%	06/15/18	329,000	384,930
SLM Corp.	8.000%	03/25/20	156,000	178,230
TMX Finance LLC / TitleMax Finance Corp. (Issued 05/20/11)	13.250%	07/15/15	600,000	666,000
TMX Finance LLC / TitleMax Finance Corp. (Issued 10/31/11)	13.250%	07/15/15	170,000	188,700
UBS AG / Stamford CT	7.625%	08/17/22	320,000	353,452
				14,916,691
Industrial — 0.2%
ACL I Corp.	10.625%	02/15/16	660,254	666,857
Ainsworth Lumber Co. Ltd. (d)	7.500%	12/15/17	180,000	188,550
Anixter, Inc.	5.625%	05/01/19	175,000	184,188
BE Aerospace, Inc.	6.875%	10/01/20	540,000	600,750
BE Aerospace, Inc.	5.250%	04/01/22	285,000	302,100
Case New Holland, Inc.	7.875%	12/01/17	845,000	999,212
Darling International, Inc.	8.500%	12/15/18	155,000	178,056
Esterline Technologies Corp.	7.000%	08/01/20	570,000	631,275
Health Management Associates, Inc.	7.375%	01/15/20	191,000	206,280
Huntington Ingalls Industries, Inc.	6.875%	03/15/18	281,000	305,587
Huntington Ingalls Industries, Inc.	7.125%	03/15/21	225,000	244,687
JM Huber Corp. (d)	9.875%	11/01/19	590,000	654,900
Marquette Transportation Co./Marquette Transportation Finance Corp.	10.875%	01/15/17	385,000	400,400
Masco Corp.	6.125%	10/03/16	140,000	154,636
Masco Corp.	7.125%	03/15/20	385,000	447,921
Masco Corp.	7.750%	08/01/29	60,000	66,732
Nortek, Inc. (d)	8.500%	04/15/21	170,000	188,275
Owens Corning, Inc.	9.000%	06/15/19	360,000	449,900

	Interest Rate	Maturity Date	Principal Amount	Value
Owens-Brockway Glass Container, Inc.	7.375%	05/15/16	$360,000	$410,400
Ply Gem Industries, Inc. (d)	9.375%	04/15/17	210,000	223,650
TransDigm, Inc.	7.750%	12/15/18	800,000	885,000
TransDigm, Inc. (d)	5.500%	10/15/20	220,000	228,800
				8,618,156
Technology — 0.2%
CDW LLC / CDW Finance Corp.	8.000%	12/15/18	715,000	790,969
CDW LLC / CDW Finance Corp.	8.500%	04/01/19	607,000	657,077
Emdeon, Inc.	11.000%	12/31/19	605,000	698,775
Fidelity National Information Services, Inc.	7.625%	07/15/17	150,000	163,125
First Data Corp. (d)	7.375%	06/15/19	625,000	646,875
First Data Corp. (d)	6.750%	11/01/20	345,000	348,450
First Data Corp. (d)	8.250%	01/15/21	710,000	710,000
Freescale Semiconductor, Inc. (d)	9.250%	04/15/18	690,000	753,825
Freescale Semiconductor, Inc.	10.750%	08/01/20	67,000	71,858
IMS Health, Inc. (d)	12.500%	03/01/18	420,000	508,200
Infor US, Inc.	11.500%	07/15/18	179,000	209,430
Infor US, Inc.	9.375%	04/01/19	401,000	450,122
NCR Corp. (d)	4.625%	02/15/21	325,000	325,000
SunGard Data Systems, Inc.	7.375%	11/15/18	576,000	617,040
SunGard Data Systems, Inc. (d)	6.625%	11/01/19	85,000	86,913
SunGard Data Systems, Inc.	7.625%	11/15/20	195,000	213,037
				7,250,696
Utilities — 0.0%
AES Corp. (The)	8.000%	10/15/17	725,000	837,375
Calpine Corp. (d)	7.250%	10/15/17	531,000	565,515
DPL, Inc.	7.250%	10/15/21	290,000	310,300
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. (d)	11.500%	10/01/20	405,000	316,912
				2,030,102
Total Corporate Bonds (Cost $90,834,762)				97,362,327
Asset-Backed Securities — 1.5%
Aames Mortgage Investment Trust, Ser. 2005-4, Class M1 (FRN) (STEP)	0.915%	10/25/35	1,382,610	1,366,616
ACE Securities Corp.
Ser. 2005-HE7, Class A2D (FRN) (STEP)	0.540%	11/25/35	352,124	331,043
Ser. 2005-SD1, Class M1 (FRN)	0.960%	11/25/50	1,874,258	1,811,549
Argent Securities, Inc., Ser. 2005-W2, Class A2B1 (FRN) (STEP)	0.410%	10/25/35	2,878,874	2,839,111

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
Asset Backed Funding Certificates, Ser. 2005-AQ1, Class A6 (STEP)	4.780%	06/25/35	$1,107,215	$1,128,529
Bear Stearns Asset Backed Securities Trust
Ser. 2005-4, Class M1 (FRN) (STEP)	0.710%	01/25/36	3,103,213	2,999,649
Ser. 2005-HE3, Class M2 (FRN) (STEP)	1.230%	03/25/35	2,134,828	2,037,428
Ser. 2006-EC1, Class M1 (FRN) (STEP)	0.620%	12/25/35	4,500,000	4,230,351
Ser. 2006-HE1, Class 1A2 (FRN) (STEP)	0.430%	12/25/35	128,914	126,978
Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class A2 (FRN)	0.530%	10/25/35	167,988	167,114
Citibank Omni Master Trust, Ser. 2009-A14A, Class A14 (FRN) (d)	2.959%	08/15/18	5,000,000	5,201,430
Countrywide Asset-Backed Certificates
Ser. 2004-1, Class 3A (FRN) (STEP)	0.770%	04/25/34	293,688	280,419
Ser. 2004-12, Class MV3 (FRN) (STEP)	0.870%	03/25/35	2,400,000	2,293,987
DSLA Mortgage Loan Trust, Ser. 2004-AR3, Class B2 (FRN) (STEP) (b)	1.310%	07/19/44	83,075	18,766
First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF10, Class A4 (FRN) (STEP)	0.530%	11/25/35	4,117,662	3,951,045
First Franklin Mortgage Loan Trust
Ser. 2005-FF5, Class M1 (FRN) (STEP)	0.660%	03/25/35	593,845	590,892
Ser. 2006-FF1, Class 2A3 (FRN) (STEP)	0.450%	01/25/36	1,051,582	1,002,051
GE-WMC Mortgage Securities LLC, Ser. 2005-2, Class A2C (FRN) (STEP)	0.460%	12/25/35	4,384,321	3,570,398
GSAA Trust
Ser. 2004-10, Class M1 (STEP)	5.170%	08/25/34	2,056,725	1,706,264
Ser. 2005-5, Class M2 (FRN) (STEP)	0.855%	02/25/35	3,007,000	2,893,618

	Interest Rate	Maturity Date	Principal Amount	Value
Ser. 2005-MTR1, Class A3 (FRN) (STEP)	0.520%	10/25/35	$2,516,000	$2,423,145
HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class 2A3 (FRN) (STEP)	0.400%	01/25/36	392,244	381,130
Indymac Residential Asset Backed Trust, Ser. 2005-D, Class AII3 (FRN) (STEP)	0.460%	03/25/36	618,399	552,136
Long Beach Mortgage Loan Trust
Ser. 2005-3, Class 2A2 (FRN) (STEP)	0.490%	08/25/45	440,702	437,141
Ser. 2005-WL1, Class M2 (FRN) (STEP)	0.760%	06/25/35	2,189,821	2,141,332
Ser. 2006-WL1, Class 2A3 (FRN) (STEP)	0.450%	01/25/46	2,018,590	1,839,539
Morgan Stanley ABS Capital I
Ser. 2002-HE3, Class A2 (FRN) (STEP)	1.290%	03/25/33	86,940	84,197
Ser. 2005-HE6, Class A2C (FRN) (STEP)	0.530%	11/25/35	519,164	502,998
Ser. 2005-HE7, Class A2C (FRN) (STEP)	0.530%	11/25/35	3,174,756	3,028,372
Option One Mortgage Loan Trust, Ser. 2005-5, Class A3 (FRN) (STEP)	0.420%	12/25/35	1,790,686	1,749,643
Park Place Securities, Inc., Ser. 2005-WCW2, Class M1 (FRN) (STEP)	0.710%	07/25/35	5,000,000	4,510,775
RAMP Trust
Ser. 2004-RS8, Class MII1 (FRN) (STEP)	1.110%	08/25/34	2,552,395	2,217,258
Ser. 2006-EFC2, Class A3 (FRN) (STEP)	0.370%	12/25/36	4,824,273	4,365,779
Santander Drive Auto Receivables Trust 2012-4, Ser. 2012-4, Class A3	1.040%	08/15/16	5,000,000	5,032,885
Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class A4 (FRN) (STEP)	0.510%	11/25/35	1,431,108	1,386,118
Specialty Underwriting & Residential Finance, Ser. 2005-BC4, Class A2B (FRN) (STEP)	0.440%	09/25/36	30,773	30,735

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
Terwin Mortgage Trust, Ser. 2005-10HE, Class M2 (FRN) (STEP)	0.700%	06/25/36	$4,247,000	$3,282,315
Total Asset-Backed Securities (Cost $68,555,555)				72,512,736
Mortgage-Backed Securities – Private Issuers — 0.7%
American Home Mortgage Investment Trust
Ser. 2004-1, Class 4A (FRN)	2.510%	04/25/44	55,970	48,310
Ser. 2004-4, Class 4A (FRN)	2.527%	02/25/45	211,416	204,641
Ser. 2005-1, Class 6A (FRN)	2.510%	06/25/45	345,341	325,724
Banc of America Commercial Mortgage, Inc.
Ser. 2004-6, Class A3	4.512%	12/10/42	412,602	417,442
Ser. 2005-3, Class A3A	4.621%	07/10/43	1,610,000	1,612,351
Ser. 2006-6, Class A2	5.309%	10/10/45	1,102,913	1,117,707
Banc of America Funding Corp., Ser. 2004-B, Class 1A2 (FRN)	3.031%	12/20/34	135,492	113,535
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Ser. 2004-5, Class AAB	4.673%	11/10/41	21,412	21,408
Ser. 2007-3, Class A2 (VRN)	5.592%	06/10/49	328,262	328,169
COMM 2012-CCRE1 Mortgage Trust, Ser. 2012-CR1, Class A3	3.391%	05/15/45	1,052,000	1,133,627
COMM 2012-LC4 Mortgage Trust, Ser. 2012-LC4, Class A4	3.288%	12/10/44	1,973,000	2,114,981
Countrywide Alternative Loan Trust
Ser. 2005-56, Class 1A1 (FRN) (STEP)	0.940%	11/25/35	5,787,089	4,158,151
Ser. 2005-59, Class 1A1 (FRN) (STEP)	0.541%	11/20/35	4,963,894	3,383,450
Countrywide Home Loan Mortgage Pass Through Trust
Ser. 2005-HYB9, Class 1A1 (FRN)	2.611%	02/20/36	3,125,864	2,154,045
Ser. 2006-3, Class 3A1 (FRN) (STEP)	0.460%	02/25/36	3,970,828	2,880,736
CSMC Mortgage-Backed Trust 2007-4, Ser. 2007-4, Class 2A3	6.000%	06/25/37	1,911,990	1,646,198

	Interest Rate	Maturity Date	Principal Amount	Value
Harborview Mortgage Loan Trust
Ser. 2004-7, Class 2A2 (FRN)	2.621%	11/19/34	$61,856	$53,247
Ser. 2005-9, Class 2A1A (FRN) (STEP)	0.551%	06/20/35	75,462	68,932
JP Morgan Chase Commercial Mortgage Securities Corp.
Ser. 2004-CB8, Class A3	4.007%	01/12/39	167,744	167,656
Ser. 2006-LDP7, Class A3B (VRN)	5.872%	04/15/45	867,048	886,841
Ser. 2012-C6, Class A3	3.507%	05/15/45	2,000,000	2,181,898
LB-UBS Commercial Mortgage Trust
Ser. 2003-C3, Class A4	4.166%	05/15/32	318,306	319,738
Ser. 2003-C8, Class A3	4.830%	11/15/27	201,040	202,936
Merrill Lynch / Countrywide Commercial Mortgage Trust, Ser. 2007-8, Class A3 (VRN)	5.936%	08/12/49	1,500,000	1,736,189
Morgan Stanley Capital I, Inc., Ser. 1998-HF2, Class G (d)	6.010%	11/15/30	34,940	34,982
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2005-15, Class 2A1 (FRN)	3.006%	07/25/35	4,756,375	4,021,705
Structured Asset Mortgage Investments, Inc., Ser. 2005-AR8, Class A2 (FRN)	1.645%	02/25/36	2,184,686	1,536,778
Thornburg Mortgage Securities Trust, Ser. 2007-4, Class 3A1 (FRN)	6.107%	09/25/37	1,803,853	1,846,476
Wachovia Bank Commercial Mortgage Trust
Ser. 2003-C7, Class A1 (d)	4.241%	10/15/35	101,564	101,897
Ser. 2005-C20, Class AMFX (VRN)	5.179%	07/15/42	2,033,000	2,226,993
Total Mortgage-Backed Securities – Private Issuers (Cost $34,129,976)				37,046,743
Mortgage-Backed Securities – US Government Agency Obligations — 0.3%
FHLMC
Pool #781697 (FRN)	2.357%	07/01/34	144,483	153,544
Ser. 2002-2530, Class QI (FRN) (IO)	6.791%	01/15/32	117,522	23,280

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
Ser. 2004-2763, Class KS (FRN) (IO)	6.441%	10/15/18	$376,936	$22,157
Ser. 2005-2922, Class SE (FRN) (IO)	6.541%	02/15/35	267,841	62,637
Ser. 2005-2934, Class HI (IO)	5.000%	02/15/20	37,734	3,662
Ser. 2005-2934, Class KI (IO)	5.000%	02/15/20	18,418	1,524
Ser. 2005-2965, Class SA (FRN) (IO)	5.841%	05/15/32	675,407	114,725
Ser. 2005-2967, Class JI (IO)	5.000%	04/15/20	20,404	2,006
Ser. 2005-2980, Class SL (FRN) (IO)	6.491%	11/15/34	359,470	82,304
Ser. 2005-2981, Class SU (FRN) (IO)	7.591%	05/15/30	280,114	69,852
Ser. 2005-3031, Class BI (FRN) (IO)	6.481%	08/15/35	744,919	158,825
Ser. 2005-3065, Class DI (FRN) (IO)	6.411%	04/15/35	649,880	127,573
Ser. 2006-3114, Class GI (FRN) (IO)	6.391%	02/15/36	1,250,301	255,170
Ser. 2007-3308, Class S (FRN) (IO)	6.991%	03/15/32	709,377	135,835
Ser. 2008-3424, Class XI (FRN) (IO)	6.361%	05/15/36	459,019	87,806
Ser. 2008-3489, Class SD (FRN) (IO)	7.591%	06/15/32	346,352	77,055
Ser. 2010-3685, Class EI (IO)	5.000%	03/15/19	580,219	43,628
Ser. 2010-3731, Class IO (IO)	5.000%	07/15/19	286,384	21,622
Ser. 2011-3882, Class AI (IO)	5.000%	06/15/26	1,650,373	150,635
Ser. 2012-3995, Class KI (IO)	3.500%	02/15/27	6,563,243	842,312
FHLMC Strip
Ser. 2004-227, Class IO (IO)	5.000%	12/01/34	139,764	17,386
Ser. 2005-232, Class IO (IO)	5.000%	08/01/35	61,965	7,949
Ser. 2005-233, Class 5 (IO)	4.500%	09/15/35	27,300	3,276
FNMA
Pool #685563 (FRN)	2.810%	01/01/33	204,953	217,860
Pool #739758 (FRN) (IO)	2.310%	08/01/33	188,473	199,488
Pool #806765 (FRN) (IO)	2.273%	11/01/34	181,200	192,360
Pool #834928 (FRN) (IO)	2.306%	07/01/35	1,667,061	1,772,895
Pool #841068 (FRN)	2.492%	11/01/34	860,516	925,879
Pool #847637 (FRN)	3.105%	01/01/34	127,383	134,947

	Interest Rate	Maturity Date	Principal Amount	Value
Ser. 2004-31, Class SG (FRN) (IO)	6.890%	08/25/33	$269,030	$37,070
Ser. 2004-49, Class SQ (FRN) (IO)	6.840%	07/25/34	213,508	46,208
Ser. 2004-51, Class SX (FRN) (IO)	6.910%	07/25/34	351,418	61,487
Ser. 2004-64, Class SW (FRN) (IO)	6.840%	08/25/34	939,234	195,060
Ser. 2004-66, Class SE (FRN) (IO)	6.290%	09/25/34	662,098	156,848
Ser. 2005-12, Class SC (FRN) (IO)	6.540%	03/25/35	625,341	154,094
Ser. 2005-45, Class SR (FRN) (IO)	6.510%	06/25/35	609,861	127,985
Ser. 2005-65, Class KI (FRN) (IO)	6.790%	08/25/35	1,883,679	401,584
Ser. 2005-89, Class S (FRN) (IO)	6.490%	10/25/35	3,985,309	762,661
Ser. 2006-3, Class SA (FRN) (IO)	5.940%	03/25/36	369,871	72,463
Ser. 2007-75, Class JI (FRN) (IO)	6.335%	08/25/37	1,100,178	174,202
Ser. 2007-85, Class SI (FRN) (IO)	6.250%	09/25/37	380,267	72,777
Ser. 2008-86, Class IO (IO)	4.500%	03/25/23	496,614	33,280
Ser. 2008-87, Class AS (FRN) (IO)	7.440%	07/25/33	1,686,215	291,817
Ser. 2010 Pool #AE5528	6.000%	11/01/22	1,441,072	1,557,726
Ser. 2010 Pool #AE5529	7.000%	11/01/22	908,076	1,000,530
Ser. 2010-29, Class KJ (IO)	5.000%	12/25/21	6,449,449	534,203
Ser. 2010-37, Class GI (IO)	5.000%	04/25/25	1,169,359	79,163
Ser. 2010-65, Class IO (IO)	5.000%	09/25/20	635,061	55,057
Ser. 2010-68, Class SJ (FRN) (IO)	6.340%	07/25/40	336,687	64,205
Ser. 2010-105, Class IO (IO)	5.000%	08/25/20	286,912	24,468
Ser. 2010-121, Class IO (IO)	5.000%	10/25/25	1,390,908	120,994
Ser. 2011-69, Class AI (IO)	5.000%	05/25/18	4,454,679	313,640
Ser. 2011-88, Class WI (IO)	3.500%	09/25/26	802,350	112,089
Ser. 2011-124, Class IC (IO)	3.500%	09/25/21	2,269,402	213,046
Ser. 2012-126, Class SJ (FRN) (IO)	4.790%	11/25/42	2,857,420	470,622

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
FNMA Strip, Ser. 2005-365, Class 4 (IO)	5.000%	04/01/36	$24,408	$2,775
FNMA Whole Loan, Ser. 2002-W8, Class A3	7.500%	06/25/42	328,540	374,279
GNMA
Ser. 2003-11, Class S (FRN) (IO)	6.341%	02/16/33	932,691	182,032
Ser. 2011-94, Class IS (FRN) (IO)	6.491%	06/16/36	526,683	105,021
Ser. 2011-135, Class QI (IO)	4.500%	06/16/41	658,483	118,343
Ser. 2011-157, Class SG (FRN) (IO)	6.389%	12/20/41	2,975,566	883,718
Ser. 2011-167, Class IO (IO)	5.000%	12/16/20	3,660,190	314,791
Ser. 2012-34, Class KS (FRN) (IO)	5.841%	03/16/42	1,487,603	402,316
Ser. 2012-69, Class QI (IO)	4.000%	03/16/41	1,268,402	232,942
Total Mortgage-Backed Securities – US Government Agency Obligations (Cost $15,000,829)				15,657,688
Bank Loans — 0.0%
Arch Coal, Inc.	5.750%	05/16/18	507,450	512,068
Hologic, Inc.	4.500%	08/01/19	149,625	151,271
Kabel Deutschland GMBH	4.250%	02/01/19	335,000	336,038
Texas Competitive Electric Holdings Co. LLC (FRN)	4.746%	10/10/17	1,276,120	854,490
Vertrue, Inc. (FRN) (g)	13.250%	08/14/15	455,000	1,729
Total Bank Loans (Cost $2,455,636)				1,855,596
US Treasury Bonds/Notes — 14.1%
US Treasury Inflation Indexed Bond (h)	2.375%	01/15/25	31,170,372	42,048,333
US Treasury Inflation Indexed Bond	1.750%	01/15/28	99,375,300	128,636,655
US Treasury Inflation Indexed Bond (h)	2.500%	01/15/29	17,475,590	24,924,560
US Treasury Inflation Indexed Bond (h)	3.375%	04/15/32	10,034,717	16,539,251
US Treasury Inflation Indexed Bond	2.125%	02/15/40	71,919,456	105,530,582
US Treasury Inflation Indexed Bond	0.750%	02/15/42	4,545,317	4,978,185
US Treasury Inflation Indexed Note (h)	0.625%	04/15/13	40,602,240	40,551,487
US Treasury Inflation Indexed Note (h)(i)	1.250%	04/15/14	15,302,280	15,775,702
US Treasury Inflation Indexed Note (h)	0.500%	04/15/15	16,971,819	17,709,041
US Treasury Inflation Indexed Note (h)	0.125%	04/15/16	15,719,700	16,552,357
US Treasury Inflation Indexed Note	2.625%	07/15/17	4,464,440	5,349,654
US Treasury Inflation Indexed Note	1.625%	01/15/18	59,625,180	69,151,256

	Interest Rate	Maturity Date	Principal Amount	Value
US Treasury Inflation Indexed Note	1.375%	07/15/18	$81,525,960	$94,901,272
US Treasury Inflation Indexed Note (h)	2.125%	01/15/19	34,153,897	41,467,647
US Treasury Inflation Indexed Note (i)	1.250%	07/15/20	33,729,942	40,012,144
US Treasury Inflation Indexed Note	1.125%	01/15/21	4,229,800	4,968,031
US Treasury Inflation Indexed Note	0.625%	07/15/21	16,934,610	19,249,893
US Treasury Inflation Indexed Note	0.125%	07/15/22	4,687,494	5,088,495
Total US Treasury Bonds/Notes (Cost $648,481,684)				693,434,545

	Number of Shares	Value
Acquired Funds — 14.4%
Exchange-Traded Funds (ETFs) — 1.1%
Vanguard FTSE All-World ex-US ETF	100,000	$4,575,000
Vanguard MSCI Emerging Markets ETF	1,149,000	51,164,970
		55,739,970
Mutual Funds — 1.1%
PIMCO Commodity RealReturn Strategy Fund	8,113,834	53,875,855
Private Investment Funds (j) — 12.2%
Azentus Global Opportunities Fund, LP (a) (b) (c) (e)		37,928,110
Canyon Value Realization Fund, LP (a) (b) (c) (e)		60,203,544
Convexity Capital Offshore, LP (a) (b) (c) (e)		97,728,331
Farallon Capital Institutional Partners, LP (a) (b) (c) (e)		78,835,473
Joho Partners, LP (a) (b) (c) (e)		24,433,024
Lansdowne Developed Markets Fund Ltd. (a) (b) (c) (e)	176,926	71,419,990
Lone Cascade, LP, Class I (a) (b) (c) (e)		8,815,330
Lone Cascade, LP, Class J (a) (b) (c) (e)		12,494,264
Lone Picea, LP, Class E (a) (b) (c) (e)		1,361,400
Lone Picea, LP, Class F (a) (b) (c) (e)		2,043,541
Lone Picea, LP, Class H (a) (b) (c) (e)		1,975,000
Lone Redwood, LP (a) (b) (c) (e)		14,542,950
Maverick Fund USA Ltd. (a) (b) (c) (e)	184,771	30,346,440
Nomad Investment Partnership LP, Class A (a) (b) (c) (e)		28,567,021
Nomad Investment Partnership LP, Class R (a) (b) (c) (e)		13,320,818
OZ Domestic Partners, LP (a) (b) (c) (e)		2,467,204
QVT Onshore LP (a) (b) (c) (e)		70,515,584
Theleme Fund Ltd. (a) (b) (c) (e)	320,000	40,620,284
		597,618,308
Total Acquired Funds (Cost $494,350,057)		707,234,133

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

	Number of Shares	Value
Publicly Traded
Limited Partnerships — 0.2%
Blackstone Group LP	495,800	$7,729,522
Williams Partners LP	1,900	92,454
Total Limited Partnerships (Cost $7,142,372)		7,821,976
Preferred Stocks — 0.1%
Citigroup Capital XIII, 7.875%, (United States)	22,000	613,800
GMAC Capital Trust I, 8.125%, (United States)	29,500	786,175
Hartford Financial Services Group, Inc., 7.875%, (United States)	10,000	287,100
Petroleo Brasileiro SA, 2.550%, (Brazil)	265,400	2,567,481
Rolls-Royce Holdings plc, Class C, 0.000%, (United Kingdom) (c)	12,239,724	19,883
Vale SA, 5.310%, (Brazil)	150,100	3,053,880
Total Preferred Stocks (Cost $8,500,219)		7,328,319

	Number of Contracts	Value
Purchased Option Contracts — 0.1%
Calls — 0.1%
Aldar Properties PJSC, Strike Price $00.00, Expiring 12/04/13 (b) (United States)	756,780	$263,730
Aldar Properties PJSC, Strike Price $00.00, Expiring 12/05/13 (b) (United States)	566,300	197,349
Aldar Properties PJSC, Strike Price $00.00, Expiring 12/06/13 (b) (United States)	2,059,500	717,713
Aldar Properties PJSC, Strike Price $00.00, Expiring 12/10/13 (b) (United States)	4,793,871	1,670,611
Aldar Properties PJSC, Strike Price $00.00, Expiring 12/11/13 (b) (United States)	2,574,300	897,115
ASML Holding NV, Strike Price $30.00, Expiring 03/15/13 (b) (Germany)	4,875	901
Koninklijke KPN NV, Strike Price $5.20, Expiring 03/15/13 (b) (Germany)	1,100,000	43,559
Renault (Regie Nationale), Strike Price $42.00, Expiring 03/15/13 (b) (Germany)	101,070	217,454
Renault (Regie Nationale), Strike Price $44.00, Expiring 03/15/13 (b) (Germany)	56,672	74,056
Royal Dutch Shell plc, Strike Price $26.00, Expiring 01/18/13 (b) (Germany)	581,540	230,281

	Number of Contracts	Value
Vodafone Group plc, Strike Price $175.00, Expiring 01/18/13 (b) (United Kingdom)	2,107,000	$8,557
Total Calls (Cost $4,667,858)		4,321,326
Puts — 0.0%
Ball Corp., Strike Price $43.00, Expiring 02/15/13 (b) (United States)	33,712	20,227
Boeing Co., Strike Price $67.50, Expiring 01/19/13 (b) (United States)	14,206	2,415
CAC 40 Index, Strike Price $3,200.00, Expiring 01/18/13 (b) (Germany)	607	4,807
Crown Holdings, Inc., Strike Price $38.00, Expiring 01/18/13 (b) (United States)	37,926	47,408
DAX Index, Strike Price $6,500.00, Expiring 03/15/13 (b) (Germany)	295	12,967
DAX Index, Strike Price $6,850.00, Expiring 03/15/13 (b) (Germany)	253	20,070
General Dynamics Corp., Strike Price $62.50, Expiring 01/19/13 (b) (United States)	15,192	7,596
Lockheed Martin Corp., Strike Price $87.50, Expiring 01/19/13 (b) (United States)	10,852	8,899
MeadWestvaco Corp., Strike Price $260.00, Expiring 01/18/13 (b) (United States)	322,500	11,787
Raytheon Co., Strike Price $55.00, Expiring 01/19/13 (b) (United States)	17,066	9,045
Vivendi SA, Strike Price $16.00, Expiring 03/15/13 (b) (France)	202,400	109,535
Total Puts (Cost $687,742)		254,756
Total Purchased Option Contracts (Cost $5,355,600)		4,576,082
Rights — 0.0%
ABS-CBN Holdings Corp., Expiring 01/25/13 (Philippines (The)) (a)	2,629,263	—
Grifols SA, Expiring 12/31/12 (Spain) (a)	6,600	8,320
Repsol SA, Expiring 01/11/13 (Spain) (a)	150,217	91,605
Total Rights (Cost $101,959)		99,925
Warrants — 0.0%
Global Yellow Pages Ltd., Expiring 09/10/14 (Singapore) (a)	146,000	478
NMDC Ltd. (Morgan Stanley), Expiring 03/25/15 (India) (a) (b)	343,881	1,036,225
Yellow Media Ltd., Expiring 12/20/22 (Canada) (a)	43	63
Total Warrants (Cost $2,288,734)		1,036,766

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

Interest Rate		Maturity Date	Principal Amount	Value
Short-Term Investments — 16.2%
Repurchase Agreement — 3.0%
State Street Bank & Trust Co. issued on 12/31/12 (proceeds at maturity $147,284,221) (collateralized by a US Treasury Bond, due 11/15/41 with a total principal value of $7,695,000 and a total market value of $8,129,544, and by US Treasury Notes, due 09/30/14 through 07/31/16 with a total principal value of $138,585,000 and a total market value of $142,133,228)
(Cost $147,284,140)	0.010%	01/02/13	$147,284,140	$147,284,140
US Treasury Bills — 13.2%
US Treasury Bill (i) (k)		02/14/13	100,000,000	99,982,705
US Treasury Bill (k)		03/21/13	60,000,000	59,995,440
US Treasury Bill (k) (l)		03/28/13	190,000,000	189,984,230
US Treasury Bill (i) (k)		04/11/13	50,000,000	49,991,050
US Treasury Bill (k)		05/02/13	10,000,000	9,997,170
US Treasury Bill (k)		06/06/13	15,000,000	14,993,385
US Treasury Bill (k)		06/13/13	75,200,000	75,164,506
US Treasury Bill (i) (k)		06/27/13	150,000,000	149,919,450
Total US Treasury Bills (Cost $649,947,288)				650,027,936
Total Short-Term Investments (Cost $797,231,428)				797,312,076
Total Investments — 98.2% (Cost $4,306,100,770)				4,834,874,779
Other Assets in Excess of Liabilities — 1.8%				88,389,868
Net Assets — 100.0%				$4,923,264,647

	Number of Shares	Value
Securities Sold Short — (7.5)%
Common Stocks — (1.8)%
US Common Stocks — (1.3)%
Hotels, Restaurants & Leisure — (0.1)%
Las Vegas Sands Corp.	(55,900)	$(2,580,344)
Marriott International Inc.	(107,300)	(3,999,071)
		(6,579,415)
Real Estate Investment Trusts (REITs) — (1.2)%
Cedar Realty Trust, Inc.	(724,200)	(3,823,776)
Excel Trust, Inc.	(206,420)	(2,615,342)
FelCor Lodging Trust, Inc. (a)	(497,100)	(2,321,457)
Healthcare Trust of America, Inc.	(496,823)	(4,918,548)
Inland Real Estate Corp.	(752,635)	(6,307,081)
Medical Properties Trust, Inc.	(190,400)	(2,277,184)
OMEGA Healthcare Investors, Inc.	(215,500)	(5,139,675)
Post Properties, Inc.	(151,295)	(7,557,185)
Realty Income Corp.	(188,000)	(7,559,480)
Regency Centers Corp.	(156,800)	(7,388,416)
Rouse Properties, Inc.	(214,500)	(3,629,340)
Sabra Health Care REIT, Inc.	(337,350)	(7,327,242)
		(60,864,726)
Total US Common Stocks (Proceeds $63,390,473)		(67,444,141)
Foreign Common Stocks — (0.5)%
Canada — (0.4)%
Canadian Tire Corp. Ltd.	(112,100)	(7,818,938)
Home Capital Group, Inc.	(169,800)	(10,083,529)
RioCan Real Estate Investment Trust – REIT	(78,200)	(2,166,675)
		(20,069,142)
Hong Kong — (0.1)%
Link (The) – REIT	(680,100)	(3,405,870)
Total Foreign Common Stocks (Proceeds $21,891,092)		(23,475,012)

	Interest Rate	Maturity Date	Principal Amount	Value
US Treasury Bonds/Notes — (5.7)%
US Treasury Bond	6.125%	11/15/27	$(53,400,000)	$(79,332,375)
US Treasury Bond	4.750%	02/15/41	(50,800,000)	(70,032,574)
US Treasury Note	2.625%	01/31/18	(47,600,000)	(52,081,112)
US Treasury Note	4.000%	08/15/18	(44,500,000)	(52,287,500)
US Treasury Note	2.625%	08/15/20	(26,500,000)	(29,100,313)
Total US Treasury Bonds/Notes (Proceeds $282,866,723)				(282,833,874)
Total Securities Sold Short (Proceeds $368,148,288)				$(373,753,027)

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Interest Rate-Related
23	March 2013 5-Year US Treasury Note	$2,862,440	$2,861,523	$(917)
2	March 2013 10-Year US Treasury Note	266,459	265,563	(896)
21	March 2013 30-Year US Treasury Bond	3,148,115	3,097,500	(50,615)
				(52,428)
	Foreign Currency-Related
248	March 2013 British Pound	24,934,642	25,172,000	237,358
324	March 2013 Canadian Dollar	32,764,053	32,519,880	(244,173)
219	March 2013 Swiss Franc	29,395,055	29,970,150	575,095
				568,280
	Equity-Related
2,270	March 2013 Dow Jones EURO STOXX 50 Index	78,905,188	78,352,939	(552,249)
69	March 2013 S&P TSE 60 Index	9,730,703	9,869,629	138,926
				(413,323)
				102,529
	Short Financial Futures Contracts
	Interest Rate-Related
(37)	March 2013 90-Day Eurodollar	(9,210,633)	(9,222,250)	(11,617)
(15)	March 2013 10-Year US Treasury Note	(1,998,244)	(1,991,719)	6,525
(18)	March 2013 Ultra Long US Treasury Bond	(2,991,612)	(2,926,688)	64,924
(43)	March 2013 10-Year Interest Rate Swap	(5,179,377)	(5,133,125)	46,252
(30)	June 2013 90-Day Eurodollar	(7,469,550)	(7,475,625)	(6,075)
(40)	September 2013 90-Day Eurodollar	(9,824,300)	(9,965,500)	(141,200)
(36)	December 2013 90-Day Eurodollar	(8,816,823)	(8,966,250)	(149,427)
(8)	March 2014 90-Day Eurodollar	(1,970,005)	(1,991,900)	(21,895)
(13)	September 2014 90-Day Eurodollar	(3,162,718)	(3,233,750)	(71,032)
(2)	December 2014 90-Day Eurodollar	(490,170)	(497,200)	(7,030)
(7)	June 2015 90-Day Eurodollar	(1,707,983)	(1,737,925)	(29,942)
				(320,517)
	Foreign Currency-Related
(696)	March 2013 Japanese Yen	(105,649,724)	(100,485,000)	5,164,724
	Equity-Related
(284)	March 2013 S&P 500 e-Mini Index	(20,208,791)	(20,165,420)	43,371
				$4,990,107

Forward Currency Contracts

Contract Settlement Date		Contract Amount		Unrealized Appreciation/ (Depreciation)
	Counterparty	Receive	Deliver
01/07/2013	State Street Bank and Trust Co.	Hong Kong Dollar 205,000	US Dollar 26,447	$2
01/07/2013	State Street Bank and Trust Co.	US Dollar 1,404,009	Swiss Franc 1,300,000	(17,510)
01/07/2013	State Street Bank and Trust Co.	US Dollar 13,094,920	Euro 10,000,000	(105,428)
01/07/2013	State Street Bank and Trust Co.	US Dollar 488,066	British Pound Sterling 300,000	741
01/07/2013	State Street Bank and Trust Co.	US Dollar 26,453	Hong Kong Dollar 205,000	3
01/07/2013	State Street Bank and Trust Co.	US Dollar 1,446,747	Norwegian Krona 8,168,500	(22,604)
01/07/2013	State Street Bank and Trust Co.	US Dollar 8,027,371	Swedish Krona 53,250,000	(159,535)
01/18/2013	Credit Suisse First Boston	US Dollar 262,748	Canadian Dollar 260,000	1,446
01/31/2013	State Street Bank and Trust Co.	Australian Dollar 443,935	US Dollar 428,500	118
01/31/2013	State Street Bank and Trust Co.	US Dollar 8,381,961	Australian Dollar 8,153,500	(67,483)
				$(370,250)

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

Swap Contracts

Expiration Date	Counterparty	Interest Rate Received (Paid)	Reference Entity	Currency	Notional Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swap Contracts
Protection Purchased
12/20/2017	Credit Suisse First Boston	(5.000% per annum)	Markit CDX North America High Yield Index	USD	$905,000	$(1,131)	$(2,637)
12/20/2017	Credit Suisse First Boston	(5.000% per annum)	Markit CDX North America High Yield Index	USD	1,680,000	(5,250)	(1,746)
							$(4,383)

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
Total Return Swap Contracts
Long Total Return Swap Contracts
03/27/2013	Goldman Sachs International	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets (c)	USD	$82,281,672	$1,911,120
08/30/2013	Barclays Bank plc	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets (c)	USD	16,274,872	1,223,480
01/09/2014	Morgan Stanley & Co. International plc	Average of SONIA plus specified spread	Aegis Group plc	GBP	1,989,714	5,284
01/09/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	ASM International NV	EUR	4,691,456	6,831
01/09/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	Grifols SA	EUR	59,965	5,119
01/09/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	LVMH Moet Hennessy Louis Vuitton SA	EUR	1,763,432	144,298
01/09/2014	Morgan Stanley & Co. International plc	Average of SONIA plus specified spread	Reed Elsevier NV	GBP	10,917,897	2,476,682
01/09/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	Telecom Italia SpA	EUR	1,980,533	(27,051)
01/09/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	Vivendi SA	EUR	2,054,811	33,206
01/14/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Rexam plc	USD	5,175,795	(33,798)
01/14/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Rio Tinto plc	USD	10,945,001	1,377,175
02/19/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	TUI AG	EUR	1,602,749	450,332
02/21/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Carnival Corp.	USD	8,209,137	(377,605)
02/21/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Grifols SA ADR	USD	1,150,776	131,074
02/21/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Ryanair Holdings plc – SPADR	USD	3,488,881	9,565
12/17/2014	Morgan Stanley & Co. International plc	Average of SABOR plus specified spread	Palabora Mining Company Ltd.	ZAR	382,911	7,273
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	BHP Billiton Ltd.	USD	5,474,612	780,328

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Bureau Veritas SA	EUR	$274,411	$(79)
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Compagnie de Saint-Gobain	EUR	268,505	2,457
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	GDF Suez	EUR	3,027,930	88,232
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Grifols SA Rights	EUR	2,247,003	193,719
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Heineken Holding NV	EUR	889,822	33,392
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Legrand SA	EUR	27,055	203
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	LVMH Moet Hennessy Louis Vuitton SA	EUR	383,385	39,967
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Rio Tinto plc	USD	565,225	124,371
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Schindler Holding AG	CHF	3,874,344	359,430
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	TUI AG	EUR	203,525	26,819
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Unilever plc	GBP	1,052,479	31,156
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Volkswagen AG – Preferred Shares	EUR	3,104,415	134,589
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Xstrata plc	GBP	3,945,671	181,360
						9,338,929
Short Total Return Swap Contracts
01/09/2014	Morgan Stanley & Co. International plc	Ball Corp.	Average of Federal Funds Effective Rate plus specified spread	USD	(1,126,884)	(5,157)
01/09/2014	Morgan Stanley & Co. International plc	Crown Holdings, Inc.	Average of Federal Funds Effective Rate plus specified spread	USD	(1,062,062)	3,075
01/09/2014	Morgan Stanley & Co. International plc	Grifols SA	Average of EONIA plus specified spread	EUR	(59,996)	(5,265)
01/09/2014	Morgan Stanley & Co. International plc	Reed Elsevier plc	Average of SONIA plus specified spread	GBP	(10,915,712)	(2,448,863)
01/09/2014	Morgan Stanley & Co. International plc	Renault SA	Average of EONIA plus specified spread	EUR	(3,547,044)	(239,438)
01/09/2014	Morgan Stanley & Co. International plc	Royal Dutch Shell plc – A Shares	Average of EONIA plus specified spread	EUR	(6,749,274)	(22,197)
01/14/2014	Morgan Stanley & Co. International plc	ASM Pacific Technology Ltd.	Average of EONIA plus specified spread	EUR	(3,715,418)	392,759
01/14/2014	Morgan Stanley & Co. International plc	Carnival plc	Average of Federal Funds Effective Rate plus specified spread	USD	(7,991,493)	147,724
01/14/2014	Morgan Stanley & Co. International plc	Rio Tinto Ltd.	Average of Federal Funds Effective Rate plus specified spread	USD	(5,715,284)	348,823
01/14/2014	Morgan Stanley & Co. International plc	Ryanair Holdings plc	Average of Federal Funds Effective Rate plus specified spread	USD	(3,353,375)	48,021
02/20/2014	Morgan Stanley & Co. International plc	Tui Travel plc	Average of EONIA plus specified spread	EUR	(1,489,374)	(463,944)
11/11/2014	Morgan Stanley & Co. International plc	Volvo AB – B Shares	Average of STIBOR plus specified spread	SEK	(705,295)	10,164
10/11/2017	UBS AG	ASM Pacific Technology Ltd.	1 Month LIBID plus a specified spread	EUR	(60,709)	(3,027)

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
10/11/2017	UBS AG	ASML Holding NV	1 Month LIBID plus a specified spread	EUR	$(1,285,278)	$84,234
10/11/2017	UBS AG	BHP Billiton plc	1 Month Federal Funds Effective Rate plus specified spread	USD	(5,766,548)	(778,500)
10/11/2017	UBS AG	Christian Dior SA	1 Month LIBID plus a specified spread	EUR	(2,044,944)	(289,636)
10/11/2017	UBS AG	Daimler AG	1 Month LIBID plus a specified spread	EUR	(1,115,518)	(48,851)
10/11/2017	UBS AG	Fiat Industrial SpA	1 Month LIBID plus a specified spread	EUR	(336,528)	(5,190)
10/11/2017	UBS AG	Fiat SpA	1 Month LIBID plus a specified spread	EUR	(145,061)	(12,442)
10/11/2017	UBS AG	Glencore International plc	1 Month LIBID plus a specified spread	GBP	(3,127,511)	(77,775)
10/11/2017	UBS AG	Grifols SA	1 Month Federal Funds Effective Rate plus a specified spread	USD	(938,313)	(84,925)
10/11/2017	UBS AG	Grifols SA	1 Month LIBID plus a specified spread	EUR	(2,200,643)	(186,398)
10/11/2017	UBS AG	Heineken NV	1 Month LIBID plus a specified spread	EUR	(2,436,089)	(80,869)
10/11/2017	UBS AG	Intesa Sanpaolo SpA	1 Month LIBID plus a specified spread	EUR	(634,704)	12,136
10/11/2017	UBS AG	Investor AB – B Shares	1 Month LIBID plus a specified spread	SEK	(3,000,868)	(218,593)
10/11/2017	UBS AG	Kone Oyj	1 Month LIBID plus a specified spread	CHF	(3,750,896)	107,238
10/11/2017	UBS AG	Koninklijke KPN NV	1 Month LIBID plus a specified spread	EUR	(229,662)	17,665
10/11/2017	UBS AG	Lundin Petroleum AB	1 Month LIBID plus a specified spread	SEK	(455,911)	16,905
10/11/2017	UBS AG	Rio Tinto Ltd.	1 Month Federal Funds Effective Rate plus specified spread	USD	(6,111,651)	(1,258,081)
10/11/2017	UBS AG	RWE AG	1 Month LIBID plus a specified spread	EUR	(2,973,164)	2,079
10/11/2017	UBS AG	SGS SA	1 Month LIBID plus a specified spread	EUR	(214,226)	4,795
10/11/2017	UBS AG	Telecom Italia RSP	1 Month LIBID plus a specified spread	EUR	(3,994,747)	221,832
10/11/2017	UBS AG	Telenor ASA	1 Month LIBID plus a specified spread	SEK	(1,541,176)	676
10/11/2017	UBS AG	Tui Travel plc	1 Month LIBID plus a specified spread	EUR	(21,506)	(2,560)
10/11/2017	UBS AG	Unilever NV – CVA	1 Month LIBID plus a specified spread	GBP	(1,051,957)	(34,308)
10/11/2017	UBS AG	Volkswagen AG	1 Month LIBID plus a specified spread	EUR	(2,912,855)	(202,529)
10/11/2017	UBS AG	Wendel SA	1 Month LIBID plus a specified spread	EUR	(537,561)	(8,822)
						(5,059,244)
						$4,279,685

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012
ADR	American Depositary Receipt
ADS	American Depositary Share
ASE	American Stock Exchange
BATS	Better Alternative Trading System
CHF	Swiss franc
CVA	Certificaaten van aandelen (Share certificates)
EONIA	Euro OverNight Index Average
EUR	Euro
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note. Rate disclosed represents the effective rate as of December 31, 2012.
FTSE	Financial Times Stock Exchange
GBP	British pound
GDR	Global Depositary Receipt
GNMA	Ginnie Mae
IO	Interest-Only Security
JSE	Johannesburg Stock Exchange
LIBID	London Interbank Bid Rate
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
MTF	Multilateral Trading Facility
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PDR	Philippine Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SEK	Swedish Krona
SONIA	Sterling OverNight Interbank Average Rate
SPADR	Sponsored ADR
SPGDR	Sponsored GDR
STEP	A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
TSE	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
VRN	Variable Rate Note. Rate disclosed represents the effective rate as of December 31, 2012.
VVPR	Verminderde Voorheffing Précompte Réduit (France dividend coupon)
*	Approximately 18% of the fund's total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Illiquid Security. An illiquid security is a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the fund has valued such security for the purposes of calculating the fund's net asset value.
(c)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $606,722,021, which represents 12.3% of the fund's net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2012, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid, with the exception of Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of directors. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2012

Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
Azentus Global Opportunities Fund, LP	Long-Short Asia	04/01/11	$40,000,000	$37,928,110
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	23,797,936	60,203,544
Convexity Capital Offshore, LP	Multi-Strategy	02/16/06 – 04/01/10	62,000,000	97,728,331
Farallon Capital Institutional Partners, LP	Multi-Strategy	04/01/95 – 01/04/10	42,746,139	78,835,473
Joho Partners, LP	Long-Short Asia	01/03/07	15,000,000	24,433,024
Lansdowne Developed Markets Fund Ltd.	Long-Short Global	06/01/06 – 10/01/09	51,000,000	71,419,990
Lone Cascade, LP, Class I	Global Equity	01/03/06 – 01/02/08	5,147,146	8,815,330
Lone Cascade, LP, Class J	Global Equity	01/03/12	8,640,855	12,494,264
Lone Picea, LP, Class E	Long-Short Global	01/02/09	964,000	1,361,400
Lone Picea, LP, Class F	Long-Short Global	01/03/05	1,617,000	2,043,541
Lone Picea, LP, Class H	Long-Short Global	01/02/03 – 01/02/04	1,315,000	1,975,000
Lone Redwood, LP	Long-Short Global	12/29/98	3,154,356	14,542,950
Maverick Fund USA Ltd.	Long-Short Global	01/03/06 – 10/01/07	20,000,000	30,346,440
Nomad Investment Partnership LP, Class A	Global Equity	10/02/06	14,000,000	28,567,021
Nomad Investment Partnership LP, Class R	Global Equity	02/01/08	8,000,000	13,320,818
OZ Domestic Partners, LP	Multi-Strategy	09/30/03	782,078	2,467,204
QVT Onshore LP	Multi-Strategy	03/01/12	59,961,981	70,515,584
Theleme Fund Ltd.	Long-Short Global	02/01/10	32,000,000	40,620,284
Common Stocks
Bell Aliant, Inc.		07/11/06	46,436	41,225
Total (12.1% of Net Assets)				$597,659,533
(f)	Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.
(g)	Security in default.
(h)	Security or a portion thereof is held as collateral by the counterparty for reverse repurchase agreements. See Note 7 to the Notes to Financial Statements.
(i)	Security or a portion thereof is held as initial margin for financial futures contracts.
(j)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2012. These positions are therefore grouped into their own industry classification.
(k)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(l)	Security or a portion thereof is held as collateral for swap contracts.

Summary Schedule of Investments

Foreign Common Stocks	26.1%
US Common Stocks	22.5%
Short-Term Investments	16.2%
US Treasury Bonds/Notes	14.1%
Private Investment Funds	12.2%
Corporate Bonds	2.0%
Asset-Backed Securities	1.5%
Mutual Funds	1.1%
Exchange-Traded Funds	1.1%
Mortgage-Backed Securities	1.0%
Publicly Traded Limited Partnerships	0.2%
Preferred Stocks	0.1%
Purchased Option Contracts	0.1%
Bank Loans	0.0%
Convertible Bonds	0.0%
Warrants	0.0%
Rights	0.0%
Total Investments	98.2%
Securities Sold Short	(7.5)%
Other Assets in Excess of Liabilities	9.3%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund

Statement of Assets and Liabilities

December 31, 2012
Assets
Investments in securities, at value (cost: $4,158,816,630)	$4,687,590,639
Repurchase agreements (cost: $147,284,140)	147,284,140
Total investments (cost: $4,306,100,770)	4,834,874,779
Deposits with brokers for securities sold short	121,834,236
Deposits with brokers for collateral	39,680,297
Cash	68,693
Cash denominated in foreign currencies (cost: $21,116,992)	20,284,874
Total cash	20,353,567
Advance purchase of investments	75,000,000
Swap contracts, at value	11,195,589
Due from broker for futures variation margin	495,657
Unrealized appreciation on forward currency contracts	2,310
Receivables:
Investment securities sold	290,289,742
Interest	5,837,264
Dividends and tax reclaims	3,245,578
Closed swap contracts	126,250
Total Assets	5,402,935,269
Liabilities
Securities sold short, at value (proceeds: $368,148,288)	373,753,027
Reverse repurchase agreements (Note 7)	44,881,111
Foreign currencies sold short, at value (proceeds: $36,128,748)	35,456,638
Swap contracts, at value (upfront payments received: $6,381)	6,926,668
Unrealized depreciation on forward currency contracts	372,560
Payables:
Investment securities purchased	6,971,481
Money manager fees	4,967,013
Dividends and interest on securities sold short	3,074,425
Accrued expenses and other liabilities	2,255,481
Investment advisory fees	858,562
Capital stock redeemed	142,000
Closed swap contracts	11,656
Total Liabilities	479,670,622
Net Assets	$4,923,264,647
Shares Outstanding (1,000,000,000 authorized shares, par value $0.001)	311,603,292
Net Asset Value Per Share	$15.80
Net Assets Consist of:
Capital stock	$4,514,663,077
Distributions in excess of net investment income	(103,705,442)
Accumulated net realized gain/(loss) on investments	(17,526,783)
Net unrealized appreciation on investments and foreign currencies	529,833,795
$4,923,264,647

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund

Statement of Operations

Year Ended December 31, 2012
Investment Income
Dividends (net of foreign withholding taxes of $2,719,498)	$60,049,669
Interest	31,965,709
Total Investment Income	92,015,378
Expenses
Money manager fees	21,361,939
Investment advisory fees	9,622,396
Dividends and interest on securities sold short	5,906,030
Fund administration fees	4,183,190
Administrative fees	913,600
Professional fees	477,095
Interest (Note 7)	198,363
Chief compliance officer fees	158,680
Miscellaneous fees and other	310,846
Total Expenses	43,132,139
Net Investment Income	48,883,239
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $245,101)	217,354,998
Securities sold short	(8,627,339)
Swap contracts	16,595,940
Financial futures contracts	47,064,525
Forward currency contracts and foreign currency-related transactions	2,343,034
Options written	214,324
Net Realized Gain	274,945,482
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	265,363,405
Net Realized and Unrealized Gain on Investments and Foreign Currencies	540,308,887
Net Increase in Net Assets Resulting from Operations	$589,192,126

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets From Operations
Net investment income	$48,883,239	$67,775,948
Net realized gain on investments and foreign currencies	274,945,482	113,244,510
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	265,363,405	(259,621,923)
Net Increase (Decrease) in Net Assets Resulting from Operations	589,192,126	(78,601,465)
Distributions
From net investment income	(87,118,675)	(16,470,371)
From net realized gains	(140,865,184)	(152,764,683)
Return of capital	—	(35,568,147)
Decrease in Net Assets Resulting from Distributions	(227,983,859)	(204,803,201)
Capital Share Transactions
Proceeds from shares sold	583,428,045	630,583,432
Proceeds from distributions reinvested	135,098,694	115,407,760
Entry/exit fees	4,447,030	3,610,586
Cost of shares redeemed	(324,987,349)	(178,926,307)
Net Increase From Capital Share Transactions	397,986,420	570,675,471
Total Increase in Net Assets	759,194,687	287,270,805
Net Assets
Beginning of year	4,164,069,960	3,876,799,155
End of year	$4,923,264,647	$4,164,069,960
Including distributions in excess of net investment income	$(103,705,442)	$(97,207,927)
Capital Share Transactions (in shares)
Shares sold	37,768,848	40,970,451
Shares reinvested	8,580,478	7,911,619
Shares redeemed	(21,060,516)	(11,889,852)
Net Increase	25,288,810	36,992,218

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund

Statement of Cash Flows

Year Ended December 31, 2012
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets from operations	$589,192,126
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(2,142,109,772)
Investments sold	1,262,074,388
Purchases to cover securities sold short	(111,822,543)
Securities sold short	414,180,777
(Purchase)/Sale of short-term investments, net	593,891,534
Amortization/(accretion) of discount and premium, net	(8,273,552)
Upfront payments (made)/received on credit default swaps, net	(416,368)
Credit default swaps closed	522,814
(Increase)/decrease in deposits with brokers for securities sold short	(56,767,329)
(Increase)/decrease in deposits with brokers for collateral	(39,680,297)
(Increase)/decrease in advance purchase of investments	(75,000,000)
(Increase)/decrease in due from broker for futures variation margin	1,250,997
(Increase)/decrease in unrealized appreciation on forward currency contracts	729,906
(Increase)/decrease in interest receivable	365,927
(Increase)/decrease in receivable for dividends and tax reclaims	(459,398)
(Increase)/decrease in receivable for closed swap contracts, net	(114,594)
Increase/(decrease) in payable for foreign currencies sold short	29,250,501
Increase/(decrease) in payable for money manager fees	4,601,492
Increase/(decrease) in dividends and interest for securities sold short	2,809,386
Increase/(decrease) in accrued expenses and other liabilities	469,851
Increase/(decrease) in payable for investment advisory fees	97,294
Net realized (gain) loss from investments	(208,110,176)
Net change in unrealized (appreciation) depreciation on investments	(271,764,204)
Net cash provided by (used in) operating activities	(15,081,240)
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(92,885,165)
Proceeds from shares sold	586,359,845
Payment for shares redeemed	(391,959,722)
Increase (decrease) in reverse repurchase agreements	(74,015,060)
Net cash provided by (used in) financing activities	27,499,898
Net increase in cash	12,418,658
Cash at beginning of year	7,934,909
Cash at end of year	$20,353,567
Non cash financing activities not included herein consist of reinvestment of distributions of:	$135,098,694
Interest Paid:	$(208,603)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2012, TIP consisted of two mutual funds. The financial statements and notes presented here relate only to TIFF Multi-Asset Fund (“MAF” or the “fund”).

Investment Objective

The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value.

The fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the fund's valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” If a private investment fund does not provide a value to MAF on a timely basis, MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF's interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that the fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

The following is a summary of the inputs used as of December 31, 2012, in valuing the fund's assets and liabilities carried at fair value:

Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,283,697,840	$1,106,694,903	$—	$2,390,392,743
Convertible Bonds	—	1,203,124	—	1,203,124
Corporate Bonds	—	97,362,327	—	97,362,327
Asset-Backed Securities	—	72,512,736	—	72,512,736
Mortgage-Backed Securities	—	52,704,431	—	52,704,431
Bank Loans	—	1,855,596	—	1,855,596
US Treasury Bonds/Notes	693,434,545	—	—	693,434,545
Exchange-Traded Funds and Mutual Funds	109,615,825	—	—	109,615,825
Private Investment Funds	—	—	597,618,308	597,618,308
Publicly Traded Limited Partnerships	7,821,976	—	—	7,821,976
Preferred Stocks*	1,687,075	5,641,244	—	7,328,319
Purchased Options	4,576,082	—	—	4,576,082
Rights	—	99,925	—	99,925
Warrants	—	1,036,766	—	1,036,766
Short-Term Investments	797,312,076	—	—	797,312,076
Total Investments in Securities	2,898,145,419	1,339,111,052	597,618,308	4,834,874,779
Financial Futures Contracts – Equity Risk	182,297	—	—	182,297
Financial Futures Contracts – Interest Rate Risk	117,701	—	—	117,701
Financial Futures Contracts – Foreign Currency Risk	5,977,177	—	—	5,977,177
Forward Currency Contracts – Foreign Currency Risk	2,310	—	—	2,310
Swap Contracts – Equity Risk	—	11,195,589	—	11,195,589
Total Other Financial Instruments	6,279,485	11,195,589	—	17,475,074
Total Assets	$2,904,424,904	$1,350,306,641	$597,618,308	$4,852,349,853

Liabilities
Common Stocks Sold Short*	$(87,513,283)	$(3,405,870)	$—	$(90,919,153)
US Treasury Bonds/Notes Sold Short	(282,833,874)	—	—	(282,833,874)
Total Securities Sold Short	(370,347,157)	(3,405,870)	—	(373,753,027)
Financial Futures Contracts – Equity Risk	(552,249)	—	—	(552,249)
Financial Futures Contracts – Interest Rate Risk	(490,646)	—	—	(490,646)
Financial Futures Contracts – Foreign Currency Risk	(244,173)	—	—	(244,173)
Forward Currency Contracts – Foreign Currency Risk	(372,560)	—	—	(372,560)
Swap Contracts – Credit Risk	—	(10,764)	—	(10.764)
Swap Contracts – Equity Risk	—	(6,915,904)	—	(6,915,904)
Total Other Financial Instruments	(1,659,628)	(6,926,668)	—	(8,586,296)
Total Liabilities	$(372,006,785)	$(10,332,538)	$—	$(382,339,323)
*	Securities categorized as Level 2 primarily include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period. The fund had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2012.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss) from Investments	Change in Unrealized Appreciation (Depreciation) On Investments and Foreign Currency	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/12 for the period ended 12/31/12
Common Stocks*	$58,368	$—	$(1,957,767)	$1,887,278	$—	$—	$12,121	$—	$—	$(58,368)
Private Investment Funds	482,150,272	—	5,693,064	61,451,161	68,602,836	(20,279,025)	—	—	$597,618,308	62,674,005
Corporate Bonds*	—	6,786	—	(6,786)	—	—	—	—	—	(6,786)
Total	$482,208,640	$6,786	$3,735,297	$63,331,653	$68,602,836	$(20,279,025)	$12,121	$—	$597,618,308	$62,608,851
*	There are Common Stocks and Corporate Bonds categorized as level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies established by the TIP Valuation Committee, by the authority of the TIP board of directors. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.

The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the TIP board of directors on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks and Corporate Bonds.  Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the TIP board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security or market trends to adjust the pricing models, if deemed necessary.

Private Investment Funds.  Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. Values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices or exchange-traded funds used in the pricing models as necessary.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

The valuation techniques and significant observable inputs used in recurring Level 3 fair value measurements of assets were as follows:

as of December 31, 2012	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average
Private Investment Funds	$597,618,308	Adjusted net asset value	Manager estimates	-3.84% – 3.74%	-0.57%
			Market returns**	-0.30% – 2.91%	0.72%
**	Weighted by estimated exposure to chosen indices or exchange traded funds

The following are descriptions of the sensitivity of the Level 3 reoccurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Private Investment Funds.  The range of management estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at period end. A significant increase (decrease) in the estimates received from the management of the private investment funds would result in a significantly higher or lower fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher or lower fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency (if currently eligible)	Redemption Notice Period
Multi-Strategy (a)	$309,750,136	quarterly, annually	45 – 90 days
Long-Short Global (b)	162,309,605	quarterly, rolling 3 years	30 – 90 days
Long-Short Asia (c)	62,361,134	semi-annually, annually	45 days
Global Equity (d)	63,197,433	quarterly	30 days
Total	$597,618,308
(a)	This strategy entails the construction of portfolios primarily comprising capital allocated to various strategies based on risk and return profiles.
(b)	This strategy entails the construction of portfolios primarily comprising long and short positions in global common stocks.
(c)	This strategy entails the construction of portfolios primarily comprising long and short positions in Asian common stocks.
(d)	This strategy entails the construction of portfolios primarily comprising long positions in global common stocks.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

has analyzed the fund's tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2009 – December 31, 2012), and has concluded that no provision for federal income tax is required in the fund's financial statements.

Expenses

Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund's policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.

MAF has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of the fund's net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date;
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

3.  Derivatives and Other Financial Instruments

During the year ended December 31, 2012, the fund invested in derivatives, such as but not limited to futures, purchased and written options, and swaps (including total return and credit default swaps) for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. However derivatives are used, their successful use is not assured and will depend upon TAS or the money manager's ability to predict and understand relevant market movements.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund's policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund uses futures contracts primarily in three ways: (1) to gain long-term exposures, both long and short, to the total returns of broad equity indices, primarily in developed markets; (2) to gain long-term exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund's fixed income holdings to targeted levels. While trades here may be opportunistic in order to rebalance or otherwise adjust the fund's exposures, generally the fund's holdings of futures at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year. The fund's trading in futures tends to be centered around the quarterly roll periods and within the duration-hedging activities.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund uses swaps primarily in three ways: (1) to gain long-term exposures, both long and short, to the total returns of broad equity indices such as emerging markets and the global energy sector; (2) to gain short- or long-term exposure, both long and short, to the total returns of individual stocks and bonds, often as components of relative value strategies; and (3) to hedge

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

credit risk by purchasing and selling credit default swaps on indices or individual company bonds. The fund's holdings of swaps at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year. While swaps falling into the first category are often held for multiple quarters, if not years, swaps in the second and third categories can at times be held for shorter time periods or adjusted frequently based on the managers' evolving views of the expected risk/reward of the trade, resulting at times in numerous swap transactions in a given day.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty are netted, with the fund receiving or paying, as the case may be, only the net difference in the two payments. If the counterparty is obligated to pay the net amount to the fund, the fund is exposed to credit risk in the event of non-performance by the counterparty. If the fund is obligated to pay the net amount, the fund’s risk of loss is that net amount.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. This risk will be greater if an independent amount applies.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. Swap contracts may also involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. Similarly, such payments may be based on the performance of an index. In return the other party would make payments, typically at a spread to a floating rate, calculated based on the notional amount.

Credit Default Swaps.  As a “buyer” of protection under a credit default swap agreement, the fund is obligated to pay the “seller” of protection a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “seller” of protection under a credit default swap agreement, the fund receives a periodic stream of payments over the term of the agreement and has the contingent obligation to pay the “buyer” of protection in case of the occurrence of a credit event with respect to an underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. Each party is subject to the risk that the other party to the agreement will not meet its obligations, if and when due.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long equity and equity relative value positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a stock by writing a put option. When writing a put option, the risk to the fund is equal to the notional value of the position. The fund's holdings of options at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, a fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option, any underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When a fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

For the year ended December 31, 2012, the fund had the following transactions in written options.

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—
Options written	4,369,382	214,324
Options terminated in closing purchase transactions	(135,450)	(16,777)
Options expired	(4,233,500)	(185,607)
Options exercised	(432)	(11,940)
Options outstanding at December 31, 2012	—	$—

Forward Currency Contracts

The fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

adverse change in foreign currency exchange rates in advance of pending transaction settlements. The fund’s holdings of forward currency contracts at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

The fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The fund must also post an additional amount of margin of 50% of the value of the short sale. Additional margin may be required as the value of the borrowed security fluctuates. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Interest Only Securities

The fund invests in interest only securities (IOs), which entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Bank Loans

The fund invests in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure catergory, as of December 31, 2012. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2012, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Asset Derivatives
Rights	Investments, at value	$—	$—	$—	$99,925	$99,925
Warrants	Investments, at value	—	—	—	1,036,766	1,036,766
Purchased Options	Investments, at value	—	—	—	4,576,082	4,576,082
Swap Contracts	Swap contracts, at value	—	—	—	11,195,589	11,195,589
Forward Contracts	Unrealized appreciation on forward currency contracts	—	2,310	—	—	2,310
Futures Contracts	Variation margin*	117,701	5,977,177	—	182,297	6,277,175
Total Value – Assets		$117,701	$5,979,487	$—	$17,090,659	$23,187,847
Liability Derivatives
Swap Contracts	Swap contracts, at value	—	—	(10,764)	(6,915,904)	(6,926,668)
Futures Contracts	Variation margin*	(490,646)	(244,173)	—	(552,249)	(1,287,068)
Forward Contracts	Unrealized depreciation on forward currency contracts	—	(372,560)	—	—	(372,560)
Total Value – Liabilities		$(490,646)	$(616,733)	$(10,764)	$(7,468,153)	$(8,586,296)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2012, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$—	$—	$(107,819)	$(107,819)
Warrants	Net realized gain (loss) from Investments	—	—	—	(211)	(211)
Purchased Options	Net realized gain (loss) from Investments	—	—	—	(1,930,713)	(1,930,713)
Written Options	Net realized gain (loss) from Options written	—	—	—	214,324	214,324
Swap Contracts	Net realized gain (loss) from Swap contracts	—	—	(700,877)	17,296,817	16,595,940
Futures Contracts	Net realized gain (loss) from Financial futures contracts	(1,781,157)	6,973,077	—	41,872,605	47,064,525
Forward Contracts	Net realized gain (loss) from Forward currency contracts	—	10,291	—	—	10,291
Total Realized Gain (Loss)		$(1,781,157)	$6,983,368	$(700,877)	$57,345,003	$61,846,337

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2012, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Rights	Net change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$—	$—	$—	$(2,034)	$(2,034)
Warrants	Net change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	—	(14,578)	(14,578)
Purchased Options	Net change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	—	(779,518)	(779,518)
Swap Contracts	Net change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	140,315	4,272,699	4,413,014
Futures Contracts	Net change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	691,449	4,518,759	—	(8,496,912)	(3,286,704)
Forwards Contracts	Net change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	(729,906)	—	—	(729,906)
Total Change in Appreciation (Depreciation)		$691,449	$3,788,853	$140,315	$(5,020,343)	$(399,726)

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

4.  Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%

TIP’s board of directors has approved money manager agreements with each of the money managers. Certain money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management that is adjusted upward or downward, usually proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return or is otherwise based on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provided services to the fund and their fees as a percent of assets managed during the year ended December 31, 2012, were as follows:

	Minimum	Maximum	Effective Fee Rate
AJO, LP (a)	0.10%	0.50%	0.32%
Brookfield Investment Management Inc. (a)(b)	0.50%	2.50%	1.13%
Lansdowne Partners Limited Partnership (c)	0.80%	0.80%	0.80	%(h)
Marathon Asset Management, LLP (d)	0.15%	(d)	0.72%
Mission Value Partners, LLC (e)	0.25%	2.00%	1.94%
Mondrian Investment Partners Limited (c)	0.30%	0.43%	0.32%
OVS Capital Management LLP (f)	1.50%	(f)	1.66	%(h)
Shapiro Capital Management LLC (a)	0.50%	0.95%	0.54%
Smith Breeden Associates, Inc. – Beta (c)	0.02%	0.03%	0.03	% (h)
Smith Breeden Associates, Inc. – High Alpha (g)	0.25%	(g)	2.08	%(h)
Smith Breeden Associates, Inc. – Low Alpha (a)	0.10%	0.85%	0.51%
Southeastern Asset Management, Inc. (c)	1.00%	1.00%	1.00%
Wellington Management Company, LLP-High Yield (c)	0.35%	0.45%	0.42%
Wellington Management Company, LLP-Natural Resources (c)	0.35%	0.45%	0.40%
(a)	Money manager receives a fee that is based on performance. The effective fee may fall outside of the minimum and maximum range because performance fees may be based on either assets or performance from a period other than the period covered by this report.
(b)	Prior to March 31, 2012, Brookfield Investment Management Inc. (“BIM”) had a sub-advisory agreement (the “Agreement”) with AMP Capital Brookfield (US), LLC (“ACB US”) for the provision of certain services related to MAF. Pursuant to the Agreement, BIM paid ACB US two-thirds of all fees BIM received from Multi-Asset Fund. This Agreement has terminated, and BIM now retains 100% of fees received from MAF.
(c)	Money manager receives a fee that is based on assets under management, irrespective of performance. For these money managers whose fee schedules include breakpoints, the minimum and maximum reflect the last level and the first level of the breakpoints, respectively.
(d)	As of July 31, 2012, Marathon’s fee is based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, with the midpoint or “fulcrum fee” being 88 basis points. Prior to July 31, 2012, compensation for approximately one-third of the fund assets allocated to Marathon entailed an asset-based fee of 0.35% per year and a performance fee, pursuant to which Marathon received 20% of the amount by which the annualized return generated by the portfolio exceeded that of the MSCI ACW Index, measured over a rolling sixty-month period, multiplied by the average daily net asset value of such assets over the same sixty-month period.
(e)	Mission Value Partners’ compensation entails an asset-based fee schedule with breakpoints between 0.25% and 1.00%, and a performance fee. Pursuant to the performance fee agreement, Mission Value Partners will receive up to 1% of the amount by which the annualized return generated by the portfolio exceeds that of its hurdle, measured over a rolling thirty-six month period, multiplied by the average daily net asset value of such assets over the same thirty-six month period.
(f)	OVS’s compensation entails an asset-based fee of 1.50% per year and a performance fee, pursuant to which OVS will receive 15% of the amount of net appreciation generated by the portfolio.
(g)	Smith Breeden High Alpha Account’s compensation entails an asset-based fee schedule with breakpoints of 0.30% and 0.25%, and a performance fee, pursuant to which Smith Breeden will receive up to 10% of a performance accrual account which accumulates 20% of the net appreciation or depreciation earned over a specified hurdle generated by the portfolio for each calendar month.
(h)	Annualized.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to the fund under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP’s board of directors, all of whom are considered “disinterested directors” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board of directors, received compensation of $ 47,834 from MAF for the year ended December 31, 2012, for service as independent chair.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2012, were as follows:

	Purchases	Sales
Non-US Government Securities	$2,198,481,803	$1,614,940,387
US Government Securities	$33,622,322	$318,001,031

6.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) of investment securities, other than proceeds from securities sold short, at December 31, 2012, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)	Cost
$616,151,602	$(286,051,460)	$330,100,142	$4,504,774,637

The difference between the tax cost of investments and the cost of investments for US GAAP purposes is primarily due to the tax treatment of wash sale losses, income/losses from underlying partnerships, distributions from real estate investment trusts, and marked-to-market of investments in passive foreign investment companies.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

During the year ended December 31, 2012, the fund made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), and the tax treatment of investments in real estate investment trusts, passive foreign investment companies, investment partnerships, and regulated investment companies:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$31,737,921	$(32,490,451)	$752,530

At December 31, 2012, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)		Unrealized Appreciation/ (Depreciation) (a)
$12,474,954	$70,576,745	$—	(b)	$325,549,871
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.
(b)	Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than considered short-term under previous law.

MAF did not carry forward any capital losses incurred prior to the Act, and the fund did not incur additional capital losses subject to the Act.

In addition, the fund can elect to defer qualified late year losses incurred after October 31, 2012 but before December 31, 2012, which are deemed to arise on the first business day of the following year. Accordingly, MAF did not have any late year losses.

The amount and character of tax basis distributions paid during the years ended December 31, 2012 and December 31, 2011, are detailed below. Certain differences exist from the amounts reflected in the fund’s Statements of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2012				2011
Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$138,414,953	$89,568,906	$—	$227,983,859	$58,681,079	$110,553,975	$35,568,147	$204,803,201

7.  Repurchase and Reverse Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions with parties approved by TAS or the relevant money manager.

In a repurchase agreement, a fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest. Certain transactions are not considered to be collateralized fully either because the value of the securities received from the counterparty is less than the repurchase price thereof or the fund elects to use the securities received for another purpose and therefore does not maintain a perfected security interest in the securities.

In a reverse repurchase agreement, a fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2012

for most repurchase agreements (generally, those that are collateralized fully), in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. In addition, to the extent that the value of the securities received from the counterparty on a repurchase transaction is less than the repurchase price, the fund may suffer a loss of that amount in the event of the bankruptcy of the counterparty. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities.

The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2012, were as follows:

Description	Face Value
Barclays plc., 0.37%, dated 12/31/12, to be repurchased on 01/07/13 at $44,884,340	$44,881,111

For the year ended December 31, 2012, the average balance outstanding was $84,770,555 and the average interest rate was 0.25%.

8.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed to allocate transaction costs associated with purchases and redemptions of the fund shares to the members actually making such transactions, rather than the fund’s other members. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.

9.  Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic conditions.

10.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statement of assets and liabilities of TIFF Multi-Asset Fund (one of the series constituting TIFF Investment Program, Inc.) (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Multi-Asset Fund at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 25, 2013

TIFF Multi-Asset Fund	December 31, 2012

Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2012.

Qualified dividend income of $47,465,912 represents distributions paid from investment company taxable income for the year ended December 31, 2012, which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and permanently extended under the American Taxpayer Relief Act of 2012. The distributions paid represent the maximum amount that may be considered qualified dividend income.

TIFF Multi-Asset Fund	December 31, 2012

Approval of an Amendment to the existing Money Manager Agreement with Brookfield (Unaudited)

During an in-person meeting held on December 10, 2012, the Board of Directors of TIP, all of whom are not “interested persons” of TIP (the “Board” or “directors”), as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), evaluated and approved an amendment to the existing money manager agreement and fee schedule between Brookfield Investment Management Inc. (“Brookfield”) and TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (“Multi-Asset Fund”) effective January 1, 2013. The amendment to the existing money manager agreement and fee schedule is referred to herein as the “amendment.”

At the meeting held on December 10, 2012, TIFF Advisory Services Inc. (TAS), the adviser to Multi-Asset Fund, recommended a change in the benchmark used to determine Brookfield’s performance fee calculations from the MSCI US REIT Index (MSCI Index) to the FTSE EPRA/NAREIT Developed Index (FTSE Index). Because the change to the benchmark represents an amendment to the fee schedule with Brookfield, the proposed change required that the Board consider and approve the amendment to the existing money manager agreement between Multi-Asset Fund and Brookfield. It is expected that the changes to the performance benchmark made effective through the amendment will not result in any changes to the nature, quality, or extent of investment advisory services provided by Brookfield to Multi-Asset Fund. Further, Brookfield’s portfolio management process is not expected to be impacted by this performance benchmark change.

In considering the amendment, the directors noted that in connection with their annual review of TIP’s investment advisory arrangements and fees (the “Annual Review”) on June 27, 2012, they had approved the continuance of the existing money manager agreement between Multi-Asset Fund and Brookfield for another one-year term commencing July 1, 2012. At the meeting held on June 27, 2012, the Board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's money manager agreements as in effect from year to year. A discussion of the Board's consideration of the existing money manager agreement with Brookfield at the June 27, 2012 meeting is included in TIP's semi-annual report for the period ended June 30, 2012.

In approving the amendment, the Board considered the information provided and the factors considered in connection with the review of the existing money manager agreement at the Annual Review, as well as such other information as the Board considered appropriate. The Board noted that TAS recommended the benchmark change to align Brookfield’s benchmark more closely with the global nature of the investments managed by Brookfield for Multi-Asset Fund.

The Board considered a number of additional factors in evaluating the amendment to the existing money manager agreement with Brookfield. The Board considered information deemed relevant, including a memorandum from TAS explaining the proposed change in Brookfield’s benchmark and information related to the geographic and sector breakdowns of the FTSE Index compared to the MSCI Index. In addition, the directors were provided with information comparing Multi-Asset Fund’s portfolio with a portfolio managed by Brookfield using the FTSE Index as its benchmark. The Board also noted the information received at regular meetings throughout the year related to the services rendered by Brookfield concerning the management of Multi-Asset Fund's portfolio. The Board's evaluation of the services provided by Brookfield took into account the Board's knowledge and familiarity gained as Board members regarding the scope and quality of Brookfield's investment management capabilities. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Brookfield. Consistent with the approach taken by the Board at the Annual Review, the Board did not specifically consider the profitability or expected profitability of Brookfield resulting from its relationship with Multi-Asset Fund because Brookfield is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Brookfield were negotiated on an arm’s length basis in a competitive market place.

The Board based its evaluation on the material factors presented to it at the meeting held on December 10, 2012, and discussed above, including: (1) the terms of the existing money manager agreement and the amendment; (2) the reasonableness of Brookfield’s fees in light of the nature and quality of the services provided and any additional benefits received by Brookfield in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by Brookfield; (4) the overall organization, skills, and experience of Brookfield in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of Brookfield towards the overall performance of Multi-Asset Fund. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations. Based upon its review, the Board concluded that the amendment to the existing money manager agreement with Brookfield was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amendment and agreement were fair and reasonable.

After carefully considering the information summarized above and all factors deemed to be relevant, the directors, including the independent directors, unanimously voted to approve the amendment to the existing money manager agreement with

TIFF Multi-Asset Fund	December 31, 2012

Brookfield. Prior to a vote being taken to approve the amendment, the independent directors met separately in executive session to discuss the appropriateness of the amendment and other considerations. In their deliberations with respect to these matters, the independent directors were advised by their independent legal counsel. The independent directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. The independent directors concluded that the amendment to the existing money manager agreement with Brookfield was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amendment and agreement were fair and reasonable.

TIFF Short-Term Fund	December 31, 2012

Portfolio Management Review (unaudited)

Performance Review

TIFF Short-Term Fund (STF) returns were flat at 0.00% for the year ended December 31, 2012. For the same period, the fund’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index, returned +0.17%. Thus, STF trailed its benchmark by 0.17%. For complete, annualized performance data, please see the table on the next page. TIFF Advisory Services (TAS) also compares STF’s results to the same BofA Merrill Lynch US 6-Month Treasury Bill Index debited by 0.50% per annum. Why 0.50%? Because it generally costs an estimated 0.50% per annum to rebalance the fund’s holdings to keep duration, or interest rate sensitivity, in line with that of the index. Due to this cost associated with constantly rebalancing the portfolio, along with the fund’s overall expenses, it is somewhat surprising that TAS was able to add just enough value through management of the fund to keep the fund performance approximately flat for the year. This “value add” is mainly attributed to TAS’s discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

Strategy Overview

As it seeks to track closely, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, the fund invests almost exclusively in US Treasury bills. Very small fractions of STF’s capital not susceptible to investment in T-bills for administrative reasons get invested routinely in income-generating repurchase agreement transactions fully collateralized by US Treasury obligations, with such holdings constituting customarily less than 2% of STF’s net assets.

With short-term (6-month) US Treasury debt currently yielding roughly 0.1% and with the market projecting yields to stay at these depressed levels for the foreseeable future, STF is unlikely to produce significantly positive returns anytime soon — regardless of how skillfully staff stewards the fund’s capital.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Short-Term Fund	December 31, 2012

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

Prior to July 2004, the fund employed a different investment approach and manager than those currently employed. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than long-term debt securities.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/12

	Calendar Year 2012	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	0.00%	0.01%	0.64%	1.75%	3.35%	84.37%
BofA ML US 6-Month T-Bill – 50bp per annum	-0.33%	-0.23%	0.48%	1.57%	2.98%	72.50%
BofA ML US 6-Month T-Bill*	0.17%	0.27%	0.98%	2.08%	3.49%	89.22%

Total return assumes dividend reinvestment. STF's annualized expense ratio for calendar year 2011 is 0.18% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). The expense ratio will differ for 2012.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

Performance of a $50,000 Investment (Unaudited)	Ten-year period ending 12/31/12

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund	December 31, 2012

Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expense Paid During the Period* 7/1/12 – 12/31/12
1) Actual	$1,000.00	$1,000.00	$0.15
2) Hypothetical	$1,000.00	$1,024.99	$0.15
*	Expenses are equal to the fund’s annualized expense ratio of 0.03% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TIFF Short-Term Fund	December 31, 2012

Financial Highlights

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
For a share outstanding throughout each period
Net asset value, beginning of year	$9.90	$9.90	$9.90	$9.89	$9.78
Income (loss) from investment operations
Net investment income (loss)	(0.01)	(0.01)	0.00 (a)	0.01	0.18
Net realized and unrealized gain on investments	0.01	0.01	0.00 (a)	0.01	0.11
Total from investment operations	(0.00)	(0.00)	0.00	0.02	0.29
Less distributions from
Net investment income	—	—	(0.00) (a)	(0.01)	(0.18)
Net asset value, end of year	$9.90	$9.90	$9.90	$9.90	$9.89
Total return (b)	0.00% (c)	0.00% (d)	0.03%	0.24%	2.97%
Ratios/supplemental data
Net assets, end of year (000s)	$136,549	$159,290	$208,986	$239,425	$219,820
Ratio of expenses to average net assets	0.20%	0.18%	0.16%	0.17%	0.20%
Ratio of net investment income (loss) to average net assets	(0.09)%	(0.06)%	0.01%	0.14%	1.75%
Portfolio turnover (e)	—%	—%	—%	—%	—%

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	The actual return is (0.001)%, which rounds to (0.00)%.
(d)	Rounds to less than 0.01%.
(e)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Schedule of Investments	December 31, 2012

Interest Rate		Maturity Date	Principal Amount	Value
Investments — 105.2% of net assets
Short-Term Investments — 105.2%
Repurchase Agreement — 7.8
State Street Bank & Trust Co. issued on 12/31/2012 (proceeds at maturity $10,664,853) (collateralized by a US Treasury Bond, due 11/15/41 with a total principal value of $2,110,000 and a total market value of $2,229,154, and by a US Treasury Note, due 6/30/16 with a total principal value of $8,355,000 and a total market value of $8,658,520)
(Cost $10,664,847)	0.010%	01/02/13	$10,664,847	$10,664,847
US Treasury Bills — 97.4%
US Treasury Bill (a)		02/14/13	1,000,000	999,835
US Treasury Bill (a)		02/21/13	1,000,000	999,809
US Treasury Bill (a)		02/28/13	16,000,000	15,996,529
US Treasury Bill (a)		03/21/13	17,000,000	16,998,708
US Treasury Bill (a)		03/28/13	14,000,000	13,998,838
US Treasury Bill (a)		04/04/13	1,000,000	999,840
US Treasury Bill (a)		04/11/13	1,000,000	999,821
US Treasury Bill (a)		05/02/13	3,000,000	2,999,151
US Treasury Bill (a)		05/30/13	1,000,000	999,579
US Treasury Bill (a)		06/06/13	1,000,000	999,559
US Treasury Bill (a)		06/13/13	19,000,000	18,991,032
US Treasury Bill (a)		06/20/13	15,000,000	14,992,605
US Treasury Bill (a)		06/27/13	36,000,000	35,980,668
US Treasury Bill (a)		07/05/13	7,000,000	6,996,068
Total US Treasury Bills (Cost $132,942,191)				132,952,042
Total Short-Term Investments (Cost $143,607,038)				143,616,889
Total Investments — 105.2% (Cost $143,607,038)				143,616,889
Liabilities in Excess of Other Assets — (5.2)%				(7,067,595)
Net Assets — 100.0%				$136,549,294
(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

Summary Schedule of Investments

Short-Term Investments	105.2%
Total Investments	105.2%
Liabilities in Excess of Other Assets	(5.2)%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

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TIFF Short-Term Fund

Statement of Assets and Liabilities

December 31, 2012
Assets
Investments in securities, at value (cost: $132,942,191)	$132,952,042
Repurchase agreements (cost: $10,664,847)	10,664,847
Total Investments (cost: $143,607,038)	143,616,889
Total Assets	143,616,889
Liabilities
Payables:
Investment securities purchased	6,996,068
Accrued expenses and other liabilities	68,553
Investment advisory fees	2,974
Total Liabilities	7,067,595
Net Assets	$136,549,294
Shares Outstanding (500,000,000 authorized shares, par value $0.001)	13,790,243
Net Asset Value Per Share	$9.90
Net Assets Consist of:
Capital stock	$136,746,356
Accumulated net investment gain/loss	—
Accumulated net realized loss on investments	(206,913)
Net unrealized appreciation on investments	9,851
$136,549,294

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund

Statement of Operations

Year Ended December 31, 2012
Investment Income
Interest	$141,106
Total Investment Income	141,106
Expenses
Fund administration fees	101,044
Professional fees	49,230
Investment advisory fees	37,698
Registration and filing fees	28,345
Administrative fees	12,566
Chief compliance officer fees	5,134
Miscellaneous fees and other	18,381
Total Expenses	252,398
Net Investment Loss	(111,292)
Net Realized Gain (Loss) from:
Investments	18,013
Net Realized Gain	18,013
Net Change in Unrealized Appreciation (Depreciation) on Investments	9,028
Net Realized and Unrealized Gain on Investments	27,041
Net Decrease in Net Assets Resulting from Operations	$(84,251)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets From Operations
Net investment loss	$(111,292)	$(101,250)
Net realized gain on investments	18,013	172,669
Net change in unrealized appreciation (depreciation) on investments	9,028	(10,896)
Net Increase (Decrease) in Net Assets Resulting from Operations	(84,251)	60,523
Distributions
From net investment income	—	—
Decrease in Net Assets Resulting from Distributions	—	—
Capital Share Transactions
Proceeds from shares sold	100,708,742	213,474,227
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(123,365,582)	(263,230,556)
Net Decrease From Capital Share Transactions	(22,656,840)	(49,756,329)
Total Decrease in Net Assets	(22,741,091)	(49,695,806)
Net Assets
Beginning of year	159,290,385	208,986,191
End of year	$136,549,294	$159,290,385
Including accumulated net investment income (loss)	$—	$—
Capital Share Transactions (in shares)
Shares sold	10,173,105	21,547,746
Shares reinvested	—	—
Shares redeemed	(12,465,407)	(26,569,427)
Net Decrease	(2,292,302)	(5,021,681)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund

Statement of Cash Flows

Year Ended December 31, 2012
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(84,251)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	22,602,955
Increase/(decrease) in accrued expenses and other liabilities	(7,363)
Increase/(decrease) in investment advisory fees payable	(1,265)
Net realized (gain) loss from investments	(18,013)
Net change in unrealized (appreciation) depreciation on investments	(9,028)
Net cash provided by (used in) operating activities	22,483,035
Cash flows provided by (used in) financing activities
Proceeds from shares sold	100,882,547
Payment for shares redeemed	(123,365,582)
Net cash provided by (used in) financing activities	(22,483,035)
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2012

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2012, TIP consisted of two mutual funds. The financial statements and notes presented here relate only to TIFF Short-Term Fund (“STF” or the “fund”).

Investment Objective

STF's investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value.

Fair value is defined as the price that the fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

During the year ending December 31, 2012 all of the fund’s investments were valued using Level 1 inputs, and as a result, there were no transfers between any of the fair value hierarchy levels.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund's tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2009 – December 31, 2012), and has concluded that no provision for federal income tax is required in the fund's financial statements.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2012

Expenses

Expenses directly attributable to STF are charged to that fund's operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund's assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Investment Advisory and Other Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved an investment advisory agreement with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund's average daily net assets for the month:

Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to TIP under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund's average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP's compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP's net assets.

TIP’s board of directors, all of whom are considered “disinterested directors” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board of directors, received compensation of $ 1,565 from STF for the year ended December 31, 2012, for service as independent chair.

4.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) of investments securities, at December 31, 2012, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$10,344	$(493)	$9,851	$143,607,038

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2012

During the year ended December 31, 2012, the fund made the following reclassifications primarily due to the tax treatment of net operating loss:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$111,292	$—	$(111,292)

The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences. During the year ended December 31, 2012, there were no such differences.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)		Unrealized Appreciation/ (Depreciation)
$—	$—	$(206,913	)(a)	$9,851
(a)	Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than considered short-term under previous law.

Prior to the Act, STF incurred capital loss carry forwards of $206,913 which will retain their character as short-term losses until they expire on December 31, 2014. In 2012, the fund utilized $18,013 of capital loss carryforwards. The fund did not incur additional capital losses subject to the Act.

Certain differences can occur from the amounts reflected in the fund’s Statements of Changes in Net Assets primarily due to the character of net short-term capital gains treated as ordinary income for tax purposes. During the years ended December 31, 2012 and December 31, 2011, there were no such differences.

5.  Repurchase Agreements

The fund may enter into repurchase agreements under which a member bank of the Federal Reserve System or a securities firm that is a primary or reporting dealer in US government securities agrees, upon entering into a contract, to sell US government securities to the fund and repurchase such securities from the fund at a mutually agreed upon price and date.

The fund will engage in repurchase transactions with parties approved by TAS. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral may be delayed or limited.

6.  Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

7.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statement of assets and liabilities of TIFF Short-Term Fund (one of the series constituting TIFF Investment Program, Inc.) (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Short-Term Fund at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 25, 2013

TIFF Short-Term Fund	December 31, 2012

Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the TIP fund voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Directors and Principal Officers (Unaudited)

The board of directors of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among responsibilities of the board of directors are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director serves the fund until his or her termination, or until the director’s retirement, resignation, or death, or otherwise as specified in TIP’s Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428.

The Statement of Additional Information has additional information regarding the board of directors. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov.

Independent Directors

Sheryl L. Johns
Born 1956 Director since April 1996 2 funds overseen	Principal Occupation(s) During the Past Five Years: Executive Vice President, Houston Endowment Inc., a private foundation. Other Directorships: TIFF Education Foundation.
William McCalpin
Born 1957 Director since February 2008 Board Chair since 2008 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009-present).
Chair of the Board of Trustees of The Janus Funds (2008-present).
Other Directorships: The Janus Funds, FB Heron Foundation.
N.P. “Narv” Narvekar
Born 1962 Director since January 2010 2 funds overseen	Principal Occupation(s) During the Past Five Years:
President and CEO, The Columbia Investment Management Company,
which manages Columbia University's endowment.
Other Directorships: The Chapin School.
Craig R. Carnaroli
Born 1963 Director since January 2012 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania
Other Directorships: Philadelphia Industrial Development Corporation, Greater Philadelphia Tourism and Marketing Corporation, The Connelly Foundation

Directors and Principal Officers (Unaudited)

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.;
President and CEO, TIFF Investment Program, Inc.
Directorships: TIFF Advisory Services, Inc., Mercy Investment Services, Inc., The Nelson Foundation.
Laurence H. Lebowitz
Born 1960 Vice President and CIO since September 2010	Principal Occupation(s) During the Past Five Years:
President/Chief Investment Officer, TIFF Advisory Services, Inc. (2010-present).
Chairman/Managing Director, HBK Capital Management (1992-2009).
Directorships: TIFF Advisory Services, Inc.
Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc.
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006, Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc. Secretary, TIFF Advisory Services, Inc. (2011-present)
Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008-present). Partner, Ballard Spahr Andrews & Ingersoll, LLP (2005-2008).

TIFF investment Program

MONEY MANAGERS AND PRIVATE INVESTMENT FUND (“PF”) MANAGERS

TIFF Multi-Asset Fund
AJO, LP (formerly Aronson + Johnson + Ortiz LP)
Azentus Capital Management Limited (PF)
Brookfield Investment Management Inc.
Canyon Capital Advisors LLC (PF)
Convexity Capital Management LP (PF)
Farallon Capital Management, LLC (PF)
Joho Capital, LLC (PF)
Lansdowne Partners Limited Partnership
Lansdowne Partners Limited (PF)
Lone Pine Capital LLC (PF)
Marathon Asset Management, LLP
Maverick Capital, Ltd. (PF)
Mission Value Partners, LLC
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (PF)
OVS Capital Management LLP
QVT Financial LP (PF)
Shapiro Capital Management LLC
Sleep, Zakaria & Company, Ltd. (PF)
Smith Breeden Associates, Inc.
Southeastern Asset Management, Inc.
TIFF Advisory Services, Inc.
Theleme Partners LLP (PF)
Wellington Management Company, LLP

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

ADVISOR TIFF Advisory Services, Inc.

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
phone    610-684-8000
fax        610-684-8080

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The summary prospectus and full prospectus contains this and other information about the funds. The prospectuses may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2012, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Craig R. Carnaroli and Sheryl L. Johns, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2012 and 2011 were $144,475 and $163,450, respectively.

(b)	AUDIT RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. Fees billed by Ernst &Young LLP to the Registrant for fiscal years ended December 31, 2012 and 2011 were $3,500 and $6,000, respectively. These fees were for the review of the Registrant’s semi-annual report.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Ernst & Young LLP, for the fiscal years ended December 31, 2012 and 2011 were $78,820 and $121,256, respectively. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2012 or 2011.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting.

(2)	Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant’s Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2012 and 2011 were $194,005 and $242,499, respectively.

(h)	The Registrant’s audit committee of the board of directors has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedure for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics as described in item 2 is attached.

(a)(2) Certifications of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program, Inc.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	2/25/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	2/25/13

By (Signature and Title)	/s/ Dawn I. Lezon
Dawn I. Lezon, Treasurer and Chief Financial Officer

Date	2/25/13